   As Filed With the Securities and Exchange Commission on February 26, 1996

                                                       Registration No. 33-12179
                                                                        811-5040

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------
                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]
                       POST-EFFECTIVE AMENDMENT NO. 13                     [x]

                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [ ]
                              AMENDMENT NO. 17                             [x]

                      TOTAL RETURN U.S. TREASURY FUND, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                            135 East Baltimore Street
                            Baltimore, Maryland 21202
                    ----------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (410) 727-1700
                                                           --------------
                               Edward J. Veilleux
                            135 East Baltimore Street
                            Baltimore, Maryland 21202
                     ---------------------------------------
                     (Name and Address of Agent for Service)

                                    Copy to:
                            Richard W. Grant, Esquire
                           Morgan, Lewis & Bockius LLP
                              2000 One Logan Square
                        Philadelphia, Pennsylvania 19103

--------------------------------------------------------------------------------

   It is proposed that this filing will become effective (check appropriate box)

  _____   immediately upon filing pursuant to paragraph (b)
  __X__   on March 1, 1996 pursuant to paragraph (b)
  _____   60 days after filing pursuant to paragraph (a)(1)
  _____   75 days after filing pursuant to paragraph (a)(2)
  _____   on [Date] pursuant to paragraph (a) of Rule 485.

----------------------------------------------------------------------------------------------------------------------------------
                                   CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
----------------------------------------------------------------------------------------------------------------------------------
Title of Securities       Amount Being          Proposed Maximum              Proposed Maximum                    Amount of
Being Registered          Registered            Offering Price Per Unit       Aggregate Offering Price(1)         Registration Fee
----------------------------------------------------------------------------------------------------------------------------------

Shares of                 9,251,185             $10.57                                                            $100(1)
Common Stock              shares
----------------------------------------------------------------------------------------------------------------------------------

  (1) Registrant has calculated the maximum aggregate offering price pursuant to Rule 24e-2 under the Investment Company Act of 1940 (the "1940 Act") for its fiscal year ended October 31, 1995. Registrant had actual aggregate redemptions of 9,223,749 shares for its fiscal year ended October 31, 1995. Because of credits for prior net redemptions, Registrant has used no available redemptions for reductions pursuant to Rule 24f-2(c) under the 1940 Act and has previously used no available redemptions for reductions pursuant to Rule 24e-2(a) of the 1940 Act during the current year. Registrant elects to use redemptions in the aggregate amount of 9,223,749 shares for reductions in its current amendment.
------------------------------------------------------------------------------
  Registrant has elected to maintain registration of an indefinite number of shares of Common Stock pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended October 31, 1995 was filed with the Commission on December 20, 1995.

                      TOTAL RETURN U.S. TREASURY FUND, INC.
          FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES CLASSES


                                February 26, 1996


                              Cross Reference Sheet


                                                                                             Registration
                                                                                              Statement
Items Required by Form N-1A                                                                    Heading
---------------------------                                                                  ------------

Part A -          Information Required in a Prospectus
--------

Item 1.           Cover Page.......................................................     Cover Page

Item 2.           Synopsis.........................................................     Fund Expenses

Item 3.           Condensed Financial Information..................................     Financial Highlights

Item 4.           General Description of Registrant................................     Investment Program;
                                                                                        Investment Restrictions;
                                                                                        General Information

Item 5.           Management of the Fund...........................................     Management of the Fund;
                                                                                        Investment Advisor;
                                                                                        Administrator;
                                                                                        Distributor; Custodian,
                                                                                        Transfer Agent,
                                                                                        Accounting Services

Item 5A.          Management's Discussion of Fund Performance......................     *

Item 6.           Capital Stock and Other Securities...............................     Cover Page; Dividends
                                                                                        and Taxes; General
                                                                                        Information

Item 7.           Purchase of Securities Being Offered.............................     How to Invest in
                                                                                        the Fund; Distributor

Item 8.           Redemption or Repurchase.........................................     How to Redeem Shares

Item 9.           Pending Legal Proceedings........................................     **



---------------

*                 Information required by Item 5A is contained in Registrant's
                  1995 Annual Report to  Shareholders.


** Omitted since the answer is negative or the item is not applicable.





Part B -          Information Required in a Statement of Additional Information
--------

Item 10.          Cover Page.......................................................     Cover Page

Item 11.          Table of Contents................................................     Table of Contents

Item 12.          General Information and History..................................     General Information
                                                                                        and History

Item 13.          Investment Objectives and Policies...............................     Investment Objectives
                                                                                         and Policies

Item 14.          Management of the Fund...........................................     Management of the Fund

Item 15.          Control Persons and Principal Holders of Securities..............     Control Persons and
                                                                                        Principal Holders of
                                                                                        Securities

Item 16.          Investment Advisory and Other Services...........................    Investment Advisory and
                                                                                        Other Services;
                                                                                        Custodian, Transfer
                                                                                        Agent, Accounting
                                                                                        Services; Independent
                                                                                        Auditors

Item 17.          Brokerage Allocation.............................................     Portfolio Transactions


Item 18.          Capital Stock and Other Securities...............................     Capital Shares;
                                                                                        Reports

Item 19.          Purchase, Redemption and Pricing of Securities Being
                  Offered..........................................................     Valuation of Shares
                                                                                        and Redemption

Item 20.          Tax Status.......................................................     Federal Tax Treatment
                                                                                        of Dividends and
                                                                                        Distributions

Item 21.          Underwriters.....................................................     Distribution of Fund
                                                                                        Shares

Item 22.          Calculation of Performance Data..................................     Performance and Yield
                                                                                        Computations

Item 23.          Financial Statements.............................................     Financial Statements


Part C -         Other Information
--------         -----------------
                  Part C contains the information required by the items
                  contained therein under the items set forth in the form.


                                     LOGO

                                FLAG INVESTORS

                TOTAL RETURN U.S. TREASURY FUND CLASS A SHARES
              (A Class of Total Return U.S. Treasury Fund, Inc.)

Total Return U.S. Treasury Fund, Inc. (the "Fund") is designed to provide:

1) A high level of total return with relative stability of principal.


2) High current income, consistent with investment in securities issued by the United States Treasury ("U.S. Treasury Securities").


 The Fund will invest only in U.S. Treasury Securities and in repurchase agreements fully collateralized by U.S. Treasury Securities.

 Flag Investors Class A Shares of the Fund ("Class A Shares") are available through Alex. Brown & Sons Incorporated, as well as Participating Dealers and Shareholder Servicing Agents. (See "How to Invest in the Fund.")

 This Prospectus sets forth basic information that investors should know about the Fund prior to investing, and should be retained for future reference. A Statement of Additional Information dated March 1, 1996 has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. It is available upon request and without charge by calling the Fund at (800) 767-FLAG.

===============================================================================
THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                    PROSPECTUS

The date of this Prospectus is March 1, 1996

FLAG INVESTORS

                        TOTAL RETURN U.S. TREASURY FUND
                                CLASS A SHARES

              (A Class of Total Return U.S. Treasury Fund, Inc.)

                           135 East Baltimore Street
                           Baltimore, Maryland 21202

                               TABLE OF CONTENTS
                               -----------------


                                                            Page
 1. Fee Table  ........................................        2
 2. Financial Highlights  .............................        3
 3. Investment Program  ...............................        6
 4. Investment Restrictions  ..........................        8
 5. How to Invest in the Fund  ........................        9
 6. How to Redeem Shares  .............................       14
 7. Telephone Transactions  ...........................       15
 8. Dividends and Taxes  ..............................       16
 9. Management of the Fund  ...........................       18
10. Investment Advisor  ...............................       18
11. Administrator  ....................................       20
12. Distributor  ......................................       20
13. Custodian, Transfer Agent, Accounting Services  ...       21
14. Performance Information  ..........................       21
15. General Information  ..............................       23


----------------------------------------------------------------------------
 No person has been authorized to give any information or to make representations not contained in this Prospectus in connection with any offering made by this Prospectus and, if given or made, such information must not be relied upon as having been authorized by the Fund or Alex. Brown. This Prospectus does not constitute an offering by the Fund or Alex. Brown in any jurisdiction in which such offering may not lawfully be made. Shares may be offered only to residents of those states in which such shares are eligible for purchase.

----------------------------------------------------------------------------

---------------------------------------------------------------------------
1. FEE TABLE
 ...........................................................................
SHAREHOLDER TRANSACTION EXPENSES:
 (as a percentage of offering price)

---------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases  ..............     4.50%*
Maximum Sales Charge Imposed on Reinvested Dividends  ...      None
Deferred Sales Charge  ..................................      None*
---------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES:
 (as a percentage of average net assets)
---------------------------------------------------------------------------

Management Fees  ........................................      .27%
12b-1 Fees  .............................................      .25%
Other Expenses  .........................................      .28%
Total Fund Operating Expenses  ..........................      .80%
---------------------------------------------------------------------------

* Purchases of $1 million or more are not subject to an initial sales charge, however, a contingent deferred sales charge of .50% may be imposed on such purchases. (See "How to Invest in the Fund -- Offering Price.")

EXAMPLE:

 You would pay the following expenses
on a $1,000 investment, assuming (1)
5% annual return and (2) redemption at
the end of each time period:

                                       1 year    3 years     5 years    10 years
---------------------------------------------------------------------------------
                                         $53       $70         $88        $144
---------------------------------------------------------------------------------

   THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of the foregoing table is to describe the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Management Fees paid by the Fund are based in part on the net assets of the Fund and in part on gross income, which fees are reflected as a percentage of average net assets. A person who purchases Class A Shares through a financial institution may be charged separate fees by the financial institution. (For more complete descriptions of the various costs and expenses, see "How to Invest in the Fund -- Offering Price", "Investment Advisor", "Administrator" and "Distributor.") The rules of the SEC require that the maximum sales charge (in the Class A Shares' case, 4.50% of the offering price) be reflected in the above table. However, certain investors may qualify for reduced sales charges. (See "How to Invest in the Fund -- Offering Price.") The Expenses and Example appearing in the table above are based on the Fund's expenses (.80%) for the fiscal year ended October 31, 1995 and are based on average daily net assets of approximately $365 million and a gross income level of 6.74%. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. The foregoing table has not been audited by Deloitte & Touche LLP, the Fund's independent auditors.

----------------------------------------------------------------------------
2. FINANCIAL HIGHLIGHTS

   The Fund was organized as a corporation under the laws of the State of Maryland on June 3, 1988 and commenced operations on August 10, 1988. The financial highlights included in this table are a part of the Fund's financial statements for the periods indicated and have been audited by Deloitte & Touche LLP, independent auditors. The financial statements and related notes for the fiscal year ended October 31, 1995 and the independent auditors' report thereon of Deloitte & Touche LLP are included in the Statement of Additional Information. Additional performance information is contained in the Fund's Annual Report for the fiscal year ended October 31, 1995, which can be obtained at no charge by calling the Fund at (800) 767-FLAG.




(For a Class A Share outstanding throughout each period)                                                               August 10,
------------------------------------------------------------------------------                                            1988
                                                                                                                       (commence-
                                                                                                                          ment of
                                                                                                                       operations)
                                                                For the Year Ended October 31,                           through
                                        --------------------------------------------------------------------------      October 31,
                                         1995       1994         1993       1992        1991       1990       1989         1988
                                         ----       ----         ----       ----        ----       ----       ----         ----
Per Share Operating Performance:
   Net asset value at beginning of
     period ..........................  $ 9.22     $11.35       $10.47     $10.41      $ 9.76     $10.55     $10.24        $10.00
                                        ------     ------       ------     ------      ------     ------     ------        ------
Income from Investment Operations:
   Net investment income .............    0.57       0.51         0.62       0.76        0.70       0.73       0.71          0.10
   Net realized and unrealized
     gain/(loss) on investments  .....    1.04      (1.16)        1.12       0.05        0.79      (0.60)      0.44          0.21
                                        ------     ------       ------     ------      ------     ------     ------        ------
   Total from Investment Operations ..    1.61      (0.65)        1.74       0.81        1.49       0.13       1.15          0.31
Less Distributions:
   Dividends from net investment
    income and short-term gains  ....... (0.64)     (1.20)       (0.79)     (0.70)      (0.84)     (0.92)     (0.84)        (0.07)
   Distributions from net realized
     long-term gains  ................      --      (0.28)       (0.07)     (0.05)         --         --         --            --
                                        ------     ------       ------     ------      ------     ------     ------        ------
   Total distributions ...............   (0.64)     (1.48)(1)    (0.86)     (0.75)      (0.84)     (0.92)      (0.84)       (0.07)
                                        ------     ------       ------     ------      ------     ------     ------        ------
   Net asset value at end of period ..  $10.19     $ 9.22       $11.35     $10.47      $10.41     $ 9.76      $10.55       $10.24
                                        ======     ======       ======     ======      ======     ======      ======       ======
Total Return**  ......................   18.09%     (6.22)%      17.33%      8.96%      15.89%      1.43%      11.87%        3.10%
Ratios to Average Net Assets:
   Expenses ..........................    0.80%      0.77%        0.77%      0.77%       0.87%      0.89%       0.97%        1.12%*
   Net investment income .............    5.94%      4.98%        5.21%      5.65%       6.88%      7.40%       7.51%        5.80%*
Supplemental Data:
   Net assets at end of period (000):
     Flag Investors Class A Shares  ..$164,206   $175,149     $224,790   $250,210    $237,688   $198,556    $135,523      $55,757
     ISI Class Shares  ...............$206,615   $200,309     $232,103   $207,518    $168,128   $131,872     $89,943      $22,597
   Portfolio turnover rate ...........     194%        68%         249%       191%        141%        79%        184%          72%

------
*   Annualized.
** Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
(1) Distributions to shareholders include $0.05 per share return of capital.

----------------------------------------------------------------------------
3. INVESTMENT PROGRAM
----------------------------------------------------------------------------
INVESTMENT OBJECTIVE, POLICIES
AND RISK CONSIDERATIONS
 ...........................................................................

   The Fund's investment objective is to seek a high level of total return, with relative stability of principal, and, secondarily, to seek a high level of current income consistent with an investment in U.S. Treasury Securities. The Fund will invest only in U.S. Treasury Securities and in repurchase agreements fully collateralized by U.S. Treasury Securities. U.S. Treasury Securities include Treasury bills, Treasury notes, Treasury bonds and Separate Trading of Registered Interest and Principal of Securities ("STRIPS"). All such obligations are direct obligations of the United States Government and are supported by the full faith and credit of the United States. STRIPS are U.S. Treasury Securities which do not pay interest currently, but which are purchased at a discount and are payable in full at maturity. The value of STRIPS may be subject to greater market fluctuations from changing interest rates prior to maturity than the value of other U.S. Treasury Securities of comparable maturities that bear interest currently. The Fund's investment objectives may be changed only by the affirmative vote of a majority of the outstanding shares of all classes of the Fund. There can be no assurance that the Fund's investment objective will be met.


   The Fund may enter into forward commitments for the purchase of U.S. Treasury Securities and, as noted, may enter into repurchase agreements collateralized by U.S. Treasury Securities with commercial banks and registered broker-dealers. These investment practices, which may involve certain special risks, are described below.
 ............................................................................
SELECTION OF INVESTMENTS

   The Fund's investment advisor is International Strategy and Investment Inc. ("ISI" or the "Advisor" -- see "Investment Advisor"). ISI buys and sells securities for the Fund's portfolio with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in addition to yield, the potential for capital gains and appreciation resulting from possible changes in interest rates will be a consideration in selecting investments. ISI will be free to take full advantage of the entire range of maturities offered by U.S. Treasury Securities and may adjust the average maturity of the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. Thus, at certain times the average maturity of the portfolio may be relatively short (from under one year to five years, for example) and at other times may be relatively long (over 10 years, for example). In determining which direction interest rates are likely to move, the Advisor relies on the economic analysis made by its chairman, Edward S. Hyman. There can be no assurance that such economic analysis will accurately predict interest rate trends or that the portfolio strategies based on Mr. Hyman's economic analysis will be effective.
 ............................................................................
SPECIAL RISK CONSIDERATIONS


   U.S. Treasury Securities are considered among the safest of fixed-income investments. Because of this added safety, the yields available from these securities are generally lower than the yields available from corporate debt securities. As with other debt securities, the value of U.S. Treasury Securities changes as interest rates fluctuate. Changes in the value of portfolio securities will not affect interest income from those securities but will be reflected in the Fund's net asset value. Thus, a decrease in interest rates will generally result in an increase in the value of the Fund's shares. Conversely, during periods of rising interest rates, the value of the Fund's shares will generally decline. The magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer.


 ............................................................................
REPURCHASE AGREEMENTS


   The Fund may agree to purchase U.S. Treasury Securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Fund's Board of Directors under criteria established with the assistance of the Advisor. Default by the seller may, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.


 ............................................................................
PURCHASE OF WHEN-ISSUED SECURITIES

   From time to time, in the ordinary course of business, the Fund may make purchases of U.S. Treasury Securities, at the current market value of the securities, on a when-issued basis. When such transactions are negotiated, the yield to maturity is fixed. The coupon interest rate on such U.S. Treasury Securities is fixed at the next succeeding U.S. Treasury auction date, thereby determining the price to be paid by the Fund. Delivery and payment will take place after the date of the auction. A segregated account of the Fund, consisting of cash, cash equivalents or U.S. Treasury Securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. Additional cash or U.S. Treasury Securities will be added to the account when necessary. While the Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable to limit the effects of adverse market action. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will ordinarily invest no more than 40% of its net assets at any time in U.S. Treasury Securities purchased on a when-issued basis.


----------------------------------------------------------------------------
4. INVESTMENT RESTRICTIONS

   The Fund's investment program is subject to a number of restrictions which reflect both self-imposed standards and federal and state regulatory limitations.

1) As a matter of fundamental policy, the Fund will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of its total assets are outstanding, the Fund will not purchase securities for investment. This restriction may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.

2) Additionally, the Fund will not invest more than 10% of the value of its net assets in repurchase agreements with remaining maturities in excess of seven days and other illiquid securities. This restriction may be changed by a majority vote of the Board of Directors.

   The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.

----------------------------------------------------------------------------

5. HOW TO INVEST IN THE FUND

   Class A Shares may be purchased from Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland 21202 ("Alex. Brown"), through any securities dealer which has entered into a dealer agreement with Alex. Brown ("Participating Dealers") or through any financial institution which has entered into a shareholder servicing agreement with the Fund ("Shareholder Servicing Agents"). Class A Shares may also be purchased by completing the Application Form attached to this Prospectus and returning it, together with payment of the purchase price (including any applicable front-end sales charge), to the address shown on the Application Form.


   The minimum initial investment is $2,000, except that the minimum initial investment for shareholders of any other Flag Investors fund or class is $500 and the minimum initial investment for participants in the Fund's Automatic Investing Plan is $250. Each subsequent investment must be at least $100, except that the minimum subsequent investment under the Fund's Automatic Investing Plan is $250 for quarterly investments and $100 for monthly investments. (See "Purchases Through Automatic Investing Plan" below.) There is no minimum investment requirement for qualified retirement plans (i.e., 401(k) plans or pension and profit sharing plans). IRA accounts are, however, subject to the $2,000 minimum initial investment requirement. There is no minimum investment requirement for spousal IRA accounts.


   The Fund reserves the right to suspend the sale of Class A Shares at any time at the discretion of Alex. Brown and the Fund's Advisor. Orders for purchases of Class A Shares are accepted on any day on which the New York Stock Exchange is open for business ("Business Day"). Purchase orders for Class A Shares will be executed at a per share purchase price equal to the net asset value next determined after receipt of the purchase order plus any applicable front-end sales charge (the "Offering Price") on the date such net asset value is determined (the "Purchase Date"). Purchases made by mail must be accompanied by payment of the Offering Price. Purchases made through Alex. Brown or a Participating Dealer or Shareholder Servicing Agent must be in accordance with such entity's payment procedures. Alex. Brown may, in its sole discretion, refuse to accept any purchase order.

   The net asset value per share is determined once daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), on each Business Day. Net asset value per share of a class is calculated by valuing all assets held by the Fund, deducting all liabilities, including liabilities attributable to that specific class, and dividing the resulting amount by the number of then outstanding shares of the class. Securities are valued on the basis of their last sale price (or in the absence of recorded sales, at the average of readily available closing bid and asked prices). Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Advisor under procedures established from time to time and monitored by the Fund's Board of Directors. Debt obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Directors.

 .............................................................................
OFFERING PRICE

   Class A Shares may be purchased from Alex. Brown, Participating Dealers or Shareholder Servicing Agents at the Offering Price, which includes a sales charge which is calculated as a percentage of the Offering Price and decreases as the amount of purchase increases, as shown below:


                                      Sales Charge
                                    as Percentage of                 Dealer
                             ------------------------------        Retention
                                Offering       Net Amount       as Percentage of
Amount of Purchase               Price          Invested         Offering Price
----------------------       ------------   --------------    -------------------
Less than     $50,000  ....      4.50%           4.71%               4.00%
$   50,000 -  $99,999  ....      3.50%           3.63%               3.00%
$  100,000 - $249,999  ....      2.50%           2.56%               2.00%
$  250,000 - $499,999  ....      2.00%           2.04%               1.50%
$  500,000 - $999,999  ....      1.50%           1.52%               1.25%
$1,000,000 and over  ......      None*           None                None*

------
* Purchases of $1 million or more may be subject to a contingent deferred sales charge. (See below.) The distributor may make payments to dealers in the amount of .50% of the Offering Price.

   A shareholder who purchases additional Class A Shares may obtain reduced sales charges, as set forth in the table above, through a right of accumulation. In addition, an investor may obtain reduced sales charges as set forth above through a right of accumulation of purchases of Class A Shares and purchases of shares of other Flag Investors funds with the same sales charge and purchases of shares of Flag Investors Intermediate-Term Income Fund, Inc. and Flag Investors Maryland Intermediate Tax Free Income Fund, Inc. (the "Intermediate Funds"). The applicable sales charge will be determined based on the total of (a) the shareholder's current purchase plus
(b) an amount equal to the then current net asset value or cost, whichever is higher, of all Class A Shares and of all Flag Investors shares described above and any Flag Investors Class D shares held by the shareholder. To obtain the reduced sales charge through a right of accumulation, the shareholder must provide Alex. Brown, either directly or through a

Participating Dealer or Shareholder Servicing Agent, as applicable, with sufficient information to verify that the shareholder has such a right. The Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

   The term "purchase" refers to an individual purchase by a single purchaser, or to concurrent purchases which will be aggregated, by a purchaser, the purchaser's spouse and their children under the age of 21 years purchasing Class A Shares for their own account.


   An investor may also obtain the reduced sales charges shown above by executing a written Letter of Intent which states the investor's intention to invest at least $50,000 within a 13-month period in Class A Shares. Each purchase of Class A Shares under a Letter of Intent will be made at the Offering Price applicable at the time of such purchase to the full amount indicated on the Letter of Intent. A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the full amount. Class A Shares purchased with the first 5% of the full amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A Shares actually purchased if the full amount indicated is not invested. Such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrowed shares will be released. An investor who wishes to enter into a Letter of Intent in conjunction with an investment in Class A Shares may do so by completing the appropriate section of the Application Form attached to this Prospectus.

   No sales charge will be payable at the time of purchase on investments of $1 million or more of Class A Shares. However, a contingent deferred sales charge may be imposed on such investments in the event of a redemption within 24 months following the purchase, at the rate of .50% on the lesser of the value of the Class A Shares redeemed or the total cost of such shares. No contingent deferred sales charge will be imposed on purchases of $3 million or more of Class A Shares redeemed within 24 months of purchase if the Participating Dealer and Alex. Brown have entered into an agreement under which the Participating Dealer agrees to return any payments received on the sale of such shares. In determining whether a contingent deferred sales charge is payable, and, if so, the amount of the charge, it is assumed that Class A Shares not subject to such charge are the first redeemed followed by other Class A Shares held for the longest period of time.

   The Fund may sell Class A Shares at net asset value (without sales charge) to the following: (i) banks, bank trust departments, registered investment advisory companies, financial planners and broker-dealers purchasing Class A Shares on behalf of their fiduciary and advisory clients, provided such clients have paid an account management fee for these services (investors may be charged a fee if they effect transactions in Fund shares through a broker or agent); (ii) qualified retirement plans; (iii) participants in a Flag Investors fund payroll savings plan program; (iv) investors who have redeemed Class A Shares, or shares of any other mutual fund in the Flag Investors family of funds with the same sales charges, or who have redeemed shares of the Intermediate Funds which they had held for at least 24 months prior to redemption, in an amount that is not more than the total redemption proceeds, provided that the purchase is within 90 days after the redemption; and (v) current or retired Directors of the Fund, and directors and employees (and their immediate families) of Alex. Brown, ISI and Participating Dealers and their respective affiliates.

   Class A Shares may also be purchased through a Systematic Purchase Plan. An investor who wishes to take advantage of such a plan should contact Alex. Brown or a Participating Dealer or Shareholder Servicing Agent.


 .............................................................................
PURCHASES BY EXCHANGE

   As permitted pursuant to any rule, regulation or order promulgated by the SEC, shareholders of other Flag Investors funds may exchange their Class A shares of those funds for an equal dollar amount of Class A Shares. Except as provided below, Class A Shares issued pursuant to this offer will not be subject to the sales charges described above or any other charge. Shareholders of Flag Investors Cash Reserve Prime Class A Shares may exchange into Class A Shares upon payment of the difference in sales charges, as applicable.

   When a shareholder acquires Class A Shares through an exchange from another fund in the Flag Investors family of funds, the Fund will combine the period for which the original shares were held prior to the exchange with the holding period of the Class A Shares acquired in the exchange for purposes of determining what, if any, contingent deferred sales charge is applicable upon a redemption of any such shares. Shareholders of the Intermediate Funds may exchange into Class A Shares upon payment of the difference in sales charges, as applicable, except that the exchange will be made at net asset value if the shares of such funds have been held for more than 24 months.

   The net asset value of shares purchased and redeemed in an exchange request received on a Business Day will be determined on the same day, provided that the exchange request is received prior to 4:00 p.m. (Eastern
Time). Exchange requests received after 4:00 p.m. (Eastern Time) will be effected on the next Business Day.

   Shareholders of any mutual fund not affiliated with the Fund who have paid a sales charge may exchange shares of such fund for an equal dollar amount of Class A Shares by submitting to Alex. Brown or a Participating Dealer the proceeds of the redemption of such shares, together with evidence of the payment of a sales charge and the source of such proceeds. Class A Shares issued pursuant to this offer will not be subject to the sales charges described above or any other charge.


   The exchange privilege with respect to other Flag Investors funds may also be exercised by telephone. (See "Telephone Transactions" below.) The exchange privilege may be exercised only in those states where the class of shares of such other funds may legally be sold. Investors should receive and read the applicable prospectus prior to tendering shares for exchange. The Fund may modify or terminate this offer of exchange at any time upon 60 days' prior written notice to shareholders.

 .............................................................................
PURCHASES THROUGH AUTOMATIC INVESTING PLAN


   Shareholders may purchase Class A Shares regularly by means of an Automatic Investing Plan with a pre-authorized check drawn on their checking accounts. Under this plan, the shareholder may elect to have a specified amount invested monthly or quarterly in Class A Shares. The amount specified will be withdrawn from the shareholder's checking account using the pre-authorized check and will be invested in Class A Shares at the applicable Offering Price determined on the date the amount is available for investment. Participation in the Automatic Investing Plan may be discontinued either by the Fund or the shareholder upon 30 days' prior written notice to the other party. A shareholder who wishes to enroll in the Automatic Investing Plan may do so by completing the appropriate section of the Application Form attached to this Prospectus.

 .............................................................................
DIVIDEND REINVESTMENT PLAN

   Shareholders may elect to have their distributions (capital gains and/or dividend income) paid by check or reinvested in additional Class A Shares. A shareholder who wishes to enroll in the Dividend Reinvestment Plan should check the appropriate box on the Application Form or call (800) 553-8080 for additional information.

   Alternately, shareholders may have their distributions invested in Class A shares of other funds in the Flag Investors family of funds or in shares of the Intermediate Funds. Shareholders who are interested in this option should call
(800) 553-8080 for additional information.

   Reinvestments of distributions will be effected without a sales charge.

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6. HOW TO REDEEM SHARES

   Shareholders may redeem all or part of their investment on any Business Day by transmitting a redemption order through Alex. Brown, a Participating Dealer, a Shareholder Servicing Agent or by regular or express mail to the Fund's transfer agent (the "Transfer Agent"). Shareholders may also redeem Class A Shares by telephone (in amounts up to $50,000). (See "Telephone Transactions" below.) A redemption order is effected at the net asset value per share (reduced by any applicable contingent deferred sales charge) next determined after receipt of the order (or, if stock certificates have been issued for the Class A Shares to be redeemed, after the tender of the stock certificates for redemption). Redemption orders received after 4:00 p.m. (Eastern Time) will be effected at the net asset value next determined on the following Business Day. Payment for redeemed Class A Shares will be made by check and will be mailed within seven days after receipt of a duly authorized telephone redemption request or of a redemption order fully completed and, as applicable, accompanied by the documents described below:

1) A letter of instructions, specifying the shareholder's account number with a Participating Dealer, if applicable, and the number of Class A Shares or dollar amount to be redeemed, signed by all owners of the Class A Shares in the exact names in which their account is maintained;

2) For redemptions in excess of $50,000, a guarantee of the signature of each registered owner by a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association;

3) If Class A Shares are held in certificate form, stock certificates either properly endorsed or accompanied by a duly executed stock power for Class A Shares to be redeemed; and

4) Any additional documents required for redemption by corporations, partnerships, trusts or fiduciaries.

   Dividends payable up to the date of the redemption of Class A Shares will be paid on the next dividend payable date. If all of the Class A Shares in a shareholder's account have been redeemed on a dividend payable date, the dividend will be remitted by check to the shareholder.

   The Fund has the power under its Articles of Incorporation to redeem shareholder accounts amounting to less than $500 (as a result of redemptions) upon 60 days' notice.

 .............................................................................
SYSTEMATIC WITHDRAWAL PLAN

   Shareholders who hold Class A Shares having a value of $10,000 or more may arrange to have a portion of their Class A Shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Such payments are drawn from income dividends, and to the extent necessary, from share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). If redemptions continue, a shareholder's account may eventually be exhausted. Because share purchases include a sales charge that will not be recovered at the time of redemption, a shareholder should not have a withdrawal plan in effect at the same time he is making recurring purchases of Class A Shares. A shareholder who wishes to enroll in the Systematic Withdrawal Plan may do so by completing the appropriate section of the Application Form attached to this Prospectus.

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7. TELEPHONE TRANSACTIONS

   Shareholders may exercise the exchange privilege with respect to other Flag Investors funds, or redeem Class A Shares in amounts up to $50,000, by notifying the Transfer Agent by telephone at (800) 553-8080 on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time) or by regular or express mail at its address listed under "Custodian, Transfer Agent, Accounting Services." Telephone transaction privileges are automatic. Shareholders may specifically request that no telephone redemptions or exchanges be accepted for their accounts. This election may be made on the Application Form or at any time thereafter by completing and returning appropriate documentation supplied by the Transfer Agent.

   A telephone exchange or redemption placed by 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, is effective that day. Telephone orders placed after 4:00 p.m. (Eastern Time) will be effected at the net asset value (less any applicable contingent deferred sales charge on redemptions) as determined on the next Business Day.

   The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied instructions of such transaction requests. The Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if either of them does not employ these procedures. If these procedures are employed, neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine. During periods of extreme economic or market changes, shareholders may experience difficulty in effecting telephone transactions. In such event, requests should be made by regular or express mail. Class A Shares held in certificate form may not be exchanged or redeemed by telephone. (See "How to Invest in the Fund -- Purchases by Exchange" and "How to Redeem Shares.")

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8. DIVIDENDS AND TAXES
 .............................................................................
DIVIDENDS AND DISTRIBUTIONS

   The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of dividends that are declared daily and paid monthly. The Fund may distribute to shareholders any net capital gains on an annual basis or, alternatively, may elect to retain net capital gains and pay tax thereon.

   Unless the shareholder elects otherwise, all dividends and net capital gains distributions, if any, will be reinvested in additional Class A Shares at net asset value. Shareholders may elect to have income dividends or capital gains distributions paid in cash. Shareholders wishing to change their election must give written notice to the Transfer Agent (see "Custodian, Transfer Agent, Accounting Services"), either directly or through their Participating Dealer or Shareholder Servicing Agent, at least five days before the next date on which dividends or distributions will be paid.


 .............................................................................
TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

   The following is only a general summary of certain federal tax considerations affecting the Fund and the shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or the shareholders, and the discussion here is not intended as a substitute for careful tax planning.

   The following summary is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. The Statement of Additional Information sets forth further information concerning taxes.


   The Fund has been and expects to continue to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will generally pay federal income or capital gains taxes on the amounts so distributed. Reinvested distributions will be taxed as if they had been distributed on the reinvestment date.

   Distributions from the Fund out of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are treated by the shareholder as long-term capital gains regardless of the length of time the shareholder has held the Class A Shares. All other income distributions are taxed to the shareholders as ordinary income. Fund distributions generally will not be eligible for the corporate dividends received deduction. Shareholders will be advised annually as to the federal income tax status of distributions made during the year.

   Ordinarily, shareholders will include all dividends declared by the Fund as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholders and paid by the Fund in the year in which the dividends were declared.

   The sale, exchange or redemption of Class A Shares is a taxable event for the shareholder.


   The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for federal excise tax.

   Shareholders are urged to consult with their tax advisors concerning the application of state and local taxes to investments in the Fund, which may differ from the federal income tax consequences described above. For example, under certain specified circumstances, state income tax laws may exempt from taxation distributions of a regulated investment company to the extent that such distributions are derived from interest on federal obligations. Shareholders are urged to consult with their tax advisors regarding whether, and under what conditions such exemption is available.

----------------------------------------------------------------------------
9. MANAGEMENT OF THE FUND

   The overall business affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, distributors, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's officers, to Alex. Brown, as distributor of the Class A Shares, to the Advisor and to the Fund's administrator. Three directors and all of the officers of the Fund are officers or employees of Alex. Brown, ISI, or the Fund's administrator. The other directors of the Fund have no affiliation with Alex. Brown, ISI, or the Fund's administrator.

   The Fund's Directors and officers are as follows:

*Edward S. Hyman            Chairman
*Richard T. Hale            Vice Chairman
*W. James Price             Vice Chairman
 James J. Cunnane           Director
 John F. Kroeger            Director
 Louis E. Levy              Director
 Eugene J. McDonald         Director
 Harry Woolf                Director
 R. Alan Medaugh            President
 Edward J. Veilleux         Vice President
 Gary V. Fearnow            Vice President
 Nancy Lazar                Vice President
 Brian C. Nelson            Vice President and Secretary
 Carrie L. Butler           Vice President
 Joseph A. Finelli          Treasurer
 Denice De Florio           Assistant Vice President
 Laurie D. DePrine          Assistant Secretary

------
*Messrs. Hyman, Hale and Price are "interested persons" of the Fund within the meaning of Section 2(a)(19) under the Investment Company Act of 1940, as amended (the "1940 Act").

------------------------------------------------------------------------------
 10. INVESTMENT ADVISOR

   ISI, a registered investment advisor, serves as investment advisor to the Fund pursuant to an investment advisory agreement dated as of April 1, 1991 (the "Investment Advisory Agreement"). ISI employs Messrs. Edward S. Hyman and R. Alan Medaugh. Due to their stock ownership, Messrs. Hyman and Medaugh may be deemed to be controlling persons of ISI. As of December 31, 1995, the Advisor had approximately $1 billion under management. The Advisor also acts as investment advisor to Managed Municipal Fund, Inc. and North American Government Bond Fund, Inc., open-end management investment companies with approximately $198 million in aggregate net assets as of December 31, 1995.

   Pursuant to the terms of the Investment Advisory Agreement, as compensation for its services for the fiscal year ended October 31, 1995, the Advisor received an annual fee equal to .27% of the Fund's average daily net assets. The Advisor's fee is based in part upon a varying percentage of the Fund's average daily net assets and in part upon a percentage (1.5%) of the Fund's gross income.


   The address of the Advisor is 717 Fifth Avenue, New York, New York 10022.
 ............................................................................
PORTFOLIO MANAGERS


   Edward S. Hyman, Chairman of the Fund and ISI, and R. Alan Medaugh, President of the Fund and ISI, have shared direct portfolio management responsibility for the Fund since its inception. Mr. Hyman is responsible for developing the economic analysis upon which the Fund's selection of investments is based. (See "Investment Program.") Before joining ISI, Mr. Hyman was a vice chairman and member of the Board of C.J. Lawrence Inc. and prior thereto, an economic consultant at Data Resources. He writes a variety of international and domestic economic research reports which follow trends that may determine the direction of interest rates. These international and domestic reports are sent to ISI's private institutional clients in the United States and overseas. The periodical Institutional Investor, which rates analysts and economists on an annual basis, has rated Mr. Hyman as its "first team" economist, which is its highest rating, in each of the last sixteen years.


   Mr. Medaugh is responsible for day to day portfolio management. Prior to joining ISI, Mr. Medaugh was Managing Director of C.J. Lawrence Fixed Income Management and prior thereto Senior Vice President and bond portfolio manager at Fiduciary Trust International. While at Fiduciary Trust International, Mr. Medaugh led their Fixed-Income Department which managed $5 billion of international fixed income portfolios for institutional clients. Mr. Medaugh also had prior experience as a bond portfolio manager at both Putnam Management Company and Fidelity Management and Research.

-----------------------------------------------------------------------------
11. ADMINISTRATOR

   Investment Company Capital Corp. ("ICC"), 135 East Baltimore Street, Baltimore, Maryland 21202, a wholly-owned subsidiary of Alex. Brown, provides administration services to the Fund. ICC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which the Fund's shares are distributed and oversight of the relationship between the Fund and its other service providers. As compensation for these services for the fiscal year ended October 31, 1995, ICC received a fee equal to .12% of the Fund's average daily net assets. ICC's fee is based in part upon a varying percentage of the Fund's average daily net assets and in part upon a percentage (.50%) of the Fund's gross income.


   ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Transfer Agent, Accounting Services.")


-----------------------------------------------------------------------------
12. DISTRIBUTOR

   Alex. Brown acts as distributor of the Class A Shares. Alex. Brown is an investment banking firm which offers a broad range of investment services to individual, institutional, corporate and municipal clients. It is a wholly-owned subsidiary of Alex. Brown Incorporated which has engaged directly and through subsidiaries and affiliates in the investment business since 1800. Alex. Brown is a member of the New York Stock Exchange and other leading securities exchanges. Headquartered in Baltimore, Maryland, Alex. Brown has offices throughout the United States and, through subsidiaries, maintains offices in London, England, Geneva, Switzerland and Tokyo, Japan.

   The Fund has adopted a Distribution Plan for the Class A Shares pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). As compensation for its services for the fiscal year ended October 31, 1995, Alex. Brown received a fee equal to .25% of the Class A Shares' average daily net assets. Alex. Brown expects to allocate on a proportional basis most of its annual distribution fee to its investment representatives or up to all of its fee to Participating Dealers as compensation for their ongoing shareholder services, including processing purchase and redemption requests and responding to shareholder inquiries.

   In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks, to act as Shareholder Servicing Agents, pursuant to which Alex. Brown may allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Such financial institutions may impose separate fees in connection with these services and investors should review this Prospectus in conjunction with any such institution's fee schedule. Amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to Alex. Brown under the Plan.

   Payments under the Plan are made as described above regardless of Alex. Brown's actual cost of providing distribution services and may be used to pay Alex. Brown's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Class A Shares is less than .25% of the average daily net assets invested in Class A Shares for any period, the unexpended portion of the distribution fee may be retained by Alex. Brown. Alex. Brown will from time to time and from its own resources pay or allow additional discounts or promotional incentives in the form of cash or other compensation (including merchandise or travel) to Participating Dealers.

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13. CUSTODIAN, TRANSFER AGENT, ACCOUNTING SERVICES

   PNC Bank, National Association ("PNC Bank"), a national banking association with offices at Airport Business Park, 200 Stevens Drive, Lester, Pennsylvania 19113, acts as custodian of the Fund's assets. Investment Company Capital Corp., 135 East Baltimore Street, Baltimore, Maryland 21202 (telephone: (800) 553-8080) is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services to the Fund for the fiscal year ended October 31, 1995, ICC received a fee equal to .03% of the Fund's average daily net assets. (See the Statement of Additional Information.) ICC also serves as the Fund's administrator.

-----------------------------------------------------------------------------
14. PERFORMANCE INFORMATION

   From time to time, the Fund may quote total return and yield data in advertisements or in reports to shareholders. Both total return and yield data will be computed according to the standardized calculations required by the SEC to provide consistency and comparability in investment company advertising.

   The yield of the Fund will be determined by dividing the net investment income earned by the Fund during a 30 day period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis.


   Advertisements or reports citing performance data will show the average annual total return, net of the Fund's sales charge, over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such return quotations will be computed by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value, net of all sales loads and other fees, according to the required standardized calculation. The Fund's total return for a given period is based upon changes in the Fund's net asset value and the Fund's yield for the period. If the Fund compares its performance to other funds or to relevant indices, its performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield. For these purposes, the performance of the Fund, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.

   The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services which monitor the performance of mutual funds. The performance of the Fund may also be compared to the Lehman Brothers Government Corporate Bond Index (or any of its sub-indices), the Consumer Price Index, Ryan U.S. Treasury Index, the return on 90 day U.S. Treasury bills, the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. The Fund may also use total return performance data as reported in the following national financial and industry publications that monitor the performance of mutual funds: Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.

   Yield quotations and performance comparisons may be useful as a basis for comparing the Fund with other investment alternatives. However, shareholders should realize that the Fund's current yield will fluctuate from time to time and is not necessarily representative of the Fund's future performance. Yield and performance data should also be considered in light of the risks associated with the Fund's investment objective and policies. Any fees charged by banks with respect to customer accounts through which Class A Shares may be purchased, although not included in calculations of performance, will reduce performance results.

   The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. For the fiscal years ended October 31, 1995 and October 31, 1994, the Fund's portfolio turnover rate was 194% and 68%, respectively. In late 1994 the Advisor decided, in light of then current market conditions, that the maturity of the Fund's portfolio should be lengthened to take advantage of an ISI forecasted declining interest rate trend. The Fund's portfolio turnove rate for the fiscal year ended October 31, 1995 increased as a result of this change in investment strategy. A high level of portfolio turnover may generate relatively high transaction costs and may increase the amount of taxes payable by the Fund's shareholders. (See "Dividends and Taxes.")

----------------------------------------------------------------------------
15. GENERAL INFORMATION

 ............................................................................
CAPITAL SHARES

   The Fund was incorporated under the laws of the State of Maryland on June 3, 1988, and is authorized to issue 100 million shares of capital stock with a par value of $.001 per share. Shares of the Fund have equal rights with respect to voting. Voting rights are not cumulative, so the holders of more than 50% of the outstanding shares of capital stock voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In the event of liquidation or dissolution of the Fund, each share is entitled to its portion of the Fund's assets after all debts and expenses have been paid. The fiscal year end of the Fund is October 31.

   The Board of Directors of the Fund is authorized to establish additional "series" of shares of capital stock, each of which would evidence interests in a separate portfolio of securities, and separate classes of each series of the Fund. The shares offered by this Prospectus have been designated "Flag Investors Total Return U.S. Treasury Fund Class A Shares." The Board has no present intention of establishing any additional series of the Fund but the Fund does have another class of shares in addition to the shares offered hereby, "ISI Total Return U.S. Treasury Fund Shares." Shares of that class are sold through broker-dealers and have similar 12b-1 fees and front-end sales charges as the Class A Shares. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to Class A Shares. All classes of the Fund share a common investment objective, portfolio and advisory fee, but the classes may have different distribution expenses and sales charges and, accordingly, performance may differ.

 ...........................................................................
ANNUAL MEETINGS


   The Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders will be held under certain circumstances. Shareholders of the Fund reserve the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.


 ...........................................................................
REPORTS


   The Fund furnishes shareholders with semi-annual and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors, Deloitte & Touche LLP.

 ...........................................................................
FUND COUNSEL

   Morgan, Lewis & Bockius LLP serves as counsel to the Fund.

 ...........................................................................
SHAREHOLDER INQUIRIES

   Shareholders with inquiries concerning their shares should contact Alex. Brown at (800) 767-FLAG, the Transfer Agent at (800) 553-8080, or a Participating Dealer or Shareholder Servicing Agent, as appropriate.

        FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND CLASS A SHARES
                           NEW ACCOUNT APPLICATION
-----------------------------------------------------------------------------


Make check payable to "Flag Investors Total Return U.S. Treasury Fund Class A Shares" and mail with this application to:
Alex Brown & Sons Incorporated/Flag Investors Funds
P.O. Box 419426
Kansas City, MO 64141-6426
Attn: Flag Investors Total Return U.S. Treasury Fund Class A Shares
      For assistance in completing this application please call:
      1-800-553-8080 8:30 a.m. to 5:30 p.m., Eastern Time, Monday-Friday.
      To open an IRA account, call 1-800-767-3524 to request an IRA application.
      I enclose a check for $______ payable to "Flag Investors Total Return U.S. Treasury Fund Class A Shares" for the purchase of Flag Investors Total Return U.S. Treasury Fund Class A Shares.


The minimum initial purchase is $2,000, except that the minimum initial purchase for shareholders of any other Flag Investors Fund or class is $500 and the minimum initial purchase for participants in the Fund's Automatic Investing Plan is $250. Each subsequent purchase requires a $100 minimum, except that the minimum subsequent purchase under the Fund's Automatic Investing Plan is $250 for quarterly purchases and $100 for monthly purchases. The Fund reserves the right not to accept checks for more than $50,000 that are not certified or bank checks.

-----------------------------------------------------------------------------
                   YOUR ACCOUNT REGISTRATION (PLEASE PRINT)

Existing Account No., if any: _________________________

INDIVIDUAL OR JOINT TENANT

-----------------------------------------------------------------------------
First Name                Initial                          Last Name

-----------------------------------------------------------------------------
Social Security Number

-----------------------------------------------------------------------------
Joint Tenant              Initial                         Last Name


CORPORATIONS, TRUSTS, PARTNERSHIPS, ETC.

-----------------------------------------------------------------------------
Name of Corporation, Trust or Partnership

-----------------------------------------------------------------------------
Tax ID Number                           Date of Trust

-----------------------------------------------------------------------------
Name of Trustees (If to be included in the Registration)

-----------------------------------------------------------------------------
For the Benefit of


GIFTS TO MINORS

-----------------------------------------------------------------------------
Custodian's Name (only one allowed by law)

-----------------------------------------------------------------------------
Minor's Name (only one)

-----------------------------------------------------------------------------
Social Security Number of Minor
under the_________________________Uniform Gifts to Minors Act
              State of Residence


MAILING ADDRESS


-----------------------------------------------------------------------------
Street

-----------------------------------------------------------------------------
City                                            State             Zip
(    )
-----------------------------------------------------------------------------
Daytime Phone

-----------------------------------------------------------------------------
                         LETTER OF INTENT (OPTIONAL)

[ ] I agree to the Letter of Intent and Escrow Agreement set forth in the accompanying prospectus. Although I am not obligated to do so, I intend to invest over a 13-month period in Flag Investors Total Return U.S. Treasury Fund Class A Shares, as shown below, in an aggregate amount at least equal to:

[ ] $50,000    [ ] $100,000    [ ] $250,000    [ ] $500,000    [ ] $1,000,000

-----------------------------------------------------------------------------
                       RIGHT OF ACCUMULATION (OPTIONAL)


[ ] I already own shares of the Flag Investors Fund(s) (except Class B shares) set forth below to be applied for a reduced sales charge. List the Account numbers of other Flag Investors Funds that you or your immediate family (spouse and children under 21) already own that qualify for reduced sales charges.


     Fund Name         Account No.         Owner's Name         Relationship
     ---------         -----------         ------------         ------------
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                             DISTRIBUTION OPTIONS


Please check appropriate boxes. If none of the options is selected, all distributions will be reinvested in additional Class A Shares of the Fund at no sales charge.
Income Dividends
[ ] Reinvested in additional shares
[ ] Paid in Cash

Capital Gains

Call (800) 553-8080 for information about reinvesting your dividends in other funds in the Flag Investors Family of Funds.

-----------------------------------------------------------------------------
                      AUTOMATIC INVESTING PLAN (OPTIONAL)

[ ] I authorize you as Agent for the Automatic Investing Plan to automatically invest $________ for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)

Minimum Initial Investment: $250
Subsequent Investments (check one):

  [ ] Monthly ($100 minimum)                  Please attach a voided check.
  [ ] Quarterly ($250 minimum)

-----------------------------------------------------------------------------
Bank Name

-----------------------------------------------------------------------------
Existing Flag Investors Fund Account No., if any


-----------------------------------------------------------------------------
Depositor's Signature                                           Date

-----------------------------------------------------------------------------
Depositor's Signature                                           Date
(if joint acct., both must sign)


-----------------------------------------------------------------------------
                     SYSTEMATIC WITHDRAWAL PLAN (OPTIONAL)

[ ] Beginning the month of ______ , 19______ please send me checks on a monthly or quarterly basis, as indicated below, in the amount of $______, from Class A Shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000.) Frequency (check one):
  [ ] Monthly
  [ ] Quarterly (January, April, July, and October)

-----------------------------------------------------------------------------
                            TELEPHONE TRANSACTIONS

I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges with respect to other Flag Investors Funds) unless I mark one or both of the boxes below:
No, I/we do not want
[ ] Telephone redemption privileges
[ ] Telephone exchange privileges

Redemptions effected by telephone will be mailed to the addess of record. If you would prefer redemptions mailed to a pre-designated bank account, please provide the following information:

Bank:__________________________________    Bank Account No:___________________

Address:_______________________________    Bank Account Name:_________________

       ________________________________


-----------------------------------------------------------------------------

                     SIGNATURE AND TAXPAYER CERTIFICATION

I have received a copy of the Fund's prospectus dated March 1, 1996. Unless the box below is checked, I certify under penalties of perjury, (1) that the number shown on this form is my correct taxpayer identification number and

(2) that I am not subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding. [ ] Check here if you are subject to backup withholding.
If a non-resident alien, please indicate country of residence:____________
I acknowledge that the telephone redemption and exchange privileges are automatic and will be effected as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that I may bear the risk of loss in the event of fraudulent use of such privileges. If I do not want telephone redemption or exchange privileges, I have so indicated on this Application.

____________________________________________________________________________
Signature                                                     Date

____________________________________________________________________________
Signature (if joint acct., both must sign)                    Date


 For Dealer Use Only

Dealer's Name:________________________         Dealer Code:_________________

Dealer's Address:_____________________         Branch Code:_________________
                 _____________________

Representative:_______________________         Rep. No. ____________________

                      TOTAL RETURN U.S. TREASURY FUND, INC.
                   ISI TOTAL RETURN U.S. TREASURY FUND SHARES


                                February 26, 1996




                              Cross Reference Sheet


                                                                                         Registration
                                                                                          Statement
Items Required by Form N-1A                                                                Heading
---------------------------                                                              ------------

Part A -          Information Required in a Prospectus
------

Item 1.           Cover Page.......................................................     Cover Page

Item 2.           Synopsis.........................................................     Fund Expenses

Item 3.           Condensed Financial Information..................................     Financial Highlights

Item 4.           General Description of Registrant................................     Investment Program;
                                                                                        Investment Restrictions;
                                                                                        General Information

Item 5.           Management of the Fund...........................................     Management of the Fund;
                                                                                        Investment Advisor;
                                                                                        Administrator;
                                                                                        Distributor; Custodian,
                                                                                        Transfer Agent,
                                                                                        Accounting Services

Item 5A.          Management's Discussion of Fund Performance......................     *

Item 6.           Capital Stock and Other Securities...............................     Cover Page; Dividends
                                                                                        and Taxes; General
                                                                                        Information

Item 7.           Purchase of Securities Being Offered.............................     How to Invest in
                                                                                        the Fund; Distributor

Item 8.           Redemption or Repurchase.........................................     How to Redeem Shares

Item 9.           Pending Legal Proceedings........................................     **


---------------
*                 Information required by Item 5A is contained in Registrant's
                  1995 Annual Report to Shareholders.


** Omitted since the answer is negative or the item is not applicable.




Part B -          Information Required in a Statement of Additional Information
------

Item 10.          Cover Page.......................................................     Cover Page

Item 11.          Table of Contents................................................     Table of Contents


Item 12.          General Information and History..................................     General Information
                                                                                        and History

Item 13.          Investment Objectives and Policies...............................     Investment Objectives
                                                                                        and Policies

Item 14.          Management of the Fund...........................................     Management of the Fund

Item 15.          Control Persons and Principal Holders of Securities..............     Control Persons and
                                                                                        Principal Holders of
                                                                                        Securities

Item 16.          Investment Advisory and Other Services...........................     Investment Advisory and
                                                                                        Other Services;
                                                                                        Custodian, Transfer
                                                                                        Agent, Accounting
                                                                                        Services; Independent
                                                                                        Auditors

Item 17.          Brokerage Allocation.............................................     Portfolio Transactions


Item 18.          Capital Stock and Other Securities...............................     Capital Shares;
                                                                                        Reports


Item 19.          Purchase, Redemption and Pricing of Securities Being
                  Offered..........................................................     Valuation of Shares
                                                                                        and Redemption

Item 20.          Tax Status.......................................................     Federal Tax Treatment
                                                                                        of Dividends and
                                                                                        Distributions

Item 21.          Underwriters.....................................................     Distribution of Fund
                                                                                        Shares

Item 22.          Calculation of Performance Data..................................     Performance and Yield
                                                                                        Computations

Item 23.          Financial Statements.............................................     Financial Statements


Part C -  Other Information
------
                  Part C contains the information required by the items contained therein under the items set forth in the form.

ISI TOTAL RETURN U.S. TREASURY FUND SHARES
(A Class of Total Return
U.S. Treasury Fund, Inc.)
717 Fifth Avenue
New York, New York 10022
For information call (800) 955-7175

   Total Return U.S. Treasury Fund, Inc. (the "Fund") is designed to provide:

       1) A high level of total return with relative stability of principal.

       2) High current income, consistent with an investment in securities issued by the United States Treasury ("U.S. Treasury Securities").

   The Fund will invest only in U.S. Treasury Securities and in repurchase agreements fully collateralized by U.S. Treasury Securities.

   Shares of the ISI class of the Fund ("Shares") are available through Armata Financial Corp. as well as Participating Dealers and Shareholder Servicing Agents. (See "How to Invest in the Fund.")


   This Prospectus sets forth basic information that investors should know about the Fund prior to investing, and should be retained for future reference. A Statement of Additional Information dated March 1, 1996, has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by contacting the Fund at the above address or telephone number.

THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED
    BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT
            AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING
                           POSSIBLE LOSS OF PRINCIPAL.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
       AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
         THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
             COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
               PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.


                  The date of this Prospectus is March 1, 1996

1. FEE TABLE

 Shareholder Transaction Expenses:
  (as a percentage of offering price)

Maximum Sales Charge Imposed on Purchases  ..............       4.45%
Maximum Sales Charge Imposed on Reinvested Dividends  ...        None
Deferred Sales Charge  ..................................        None

Annual Fund Operating Expenses:
 (as a percentage of average net assets)

Management Fees  ........................................        .27%
12b-1 Fees  .............................................        .25%
Other Expenses  .........................................        .28%
                                                            ---------
Total Fund Operating Expenses  ..........................        .80%


Example:

                                               1 year     3 years     5 years     10 years
                                              --------   ---------    ---------   ----------
You would pay the following expenses on a
$1,000 investment, assuming (1) 5% annual
return and (2) redemption at the end of
   each time period: ......................     $52         $69         $88         $143


THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


The purpose of the foregoing table is to describe the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Management Fees paid by the Fund are based in part on the net assets of the Fund and in part on gross income, which fees are reflected as a percentage of average net assets. A person who purchases Shares through a financial institution may be charged separate fees by the financial institution. (For more complete descriptions of the various costs and expenses, see "How to Invest in the Fund -- Offering Price", "Investment Advisor", "Administrator" and "Distributor.") The rules of the SEC require that the maximum sales charge (in the Shares' case, 4.45% of the offering price) be reflected in the above table. However, certain investors may qualify for reduced sales charges. (See "How to Invest in the Fund -- Offering Price.") The Expenses and Example appearing in the table above are based on the Fund's expenses (.80%) for the fiscal year ended October 31, 1995, and are based on average daily net assets of approximately $365 million and a gross income level of 6.74%. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders of the Fund may pay more than the equivalent of the maximum front-end sales charges permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. The foregoing table has not been audited by Deloitte & Touche LLP, the Fund's independent auditors.


2. FINANCIAL HIGHLIGHTS


The Fund was organized as a corporation under the laws of the State of Maryland on June 3, 1988 and commenced operations on August 10, 1988. The financial highlights included in this table are a part of the Fund's financial statements for the periods indicated and have been audited by Deloitte & Touche LLP, independent auditors. The financial statements and related notes for the fiscal year ended October 31, 1995 and the independent auditors' report thereon of Deloitte & Touche LLP are included in the Statement of Additional Information. Additional performance information is contained in the Fund's Annual Report for the fiscal year ended October 31, 1995, which is available at no cost by calling the Fund at (800) 955-7175.

               (For a Share outstanding throughout each period)


                                                                                                                   August 10, 1988
                                                            For the Year Ended October 31,                        (commencement of
                                -------------------------------------------------------------------------------- operations) through
                                  1995         1994         1993         1992        1991         1990      1989   October 31, 1988
                                  ----         ----         ----         ----        ----         ----      ----   ----------------
Per Share Operating
  Performance:
Net asset value at beginning
  of period .................  $   9.22     $  11.35     $  10.47     $  10.41     $   9.76     $  10.55   $ 10.24     $ 10.00
                               --------     --------     --------     --------     --------     --------   --------    -------
Income from Investment
 Operations:
   Net investment income ....      0.57         0.51         0.62         0.76         0.70         0.73      0.71        0.10
   Net realized and
     unrealized gain/(loss)
     on investments  ........      1.04        (1.16)        1.12         0.05         0.79        (0.60)     0.44        0.21
                               --------     --------     --------     --------     --------     --------   --------    -------
   Total from Investment
     Operations  ............      1.61        (0.65)        1.74         0.81         1.49         0.13      1.15        0.31
Less Distributions:
   Dividends from net
     investment income and
     short-term gains  ......     (0.64)       (1.20)       (0.79)       (0.70)       (0.84)       (0.92)    (0.84)      (0.07)
   Distributions from net
     realized long-term
     gains  .................     --           (0.28)       (0.07)       (0.05)       --           --        --            --
                               --------     --------     --------     --------     --------     --------   --------    -------
   Total Distributions ......     (0.64)       (1.48)*      (0.86)       (0.75)       (0.84)       (0.92)    (0.84)      (0.07)
                               --------     --------     --------     --------     --------     --------   --------    -------
   Net asset value at end of
     period  ................  $  10.19     $   9.22     $  11.35     $  10.47     $  10.41     $   9.76   $ 10.55     $ 10.24
                               ========     ========     ========     ========     ========     ========   =======     =======
Total Return**  .............     18.09%       (6.22)%      17.33%        8.96%       15.89%        1.43%    11.87%       3.10%
Ratios to Average Net
 Assets:
 Expenses  ..................      0.80%        0.77%        0.77%        0.77%        0.87%        0.89%     0.97%       1.12%(1)
 Net investment income  .....      5.94%        4.98%        5.21%        5.65%        6.88%        7.40%     7.51%       5.80%(1)
Supplemental Data:
 Net assets at end of
  period (000):
  ISI Class Shares  .........   $206,615     $200,309      $232,103     $207,518    $168,128     $131,872   $89,943    $22,597
  Flag Investors Class A
     Shares .................   $164,206     $175,149      $224,790     $250,210    $237,688     $198,556  $135,523    $55,757
 Portfolio turnover rate  ...       194%          68%          249%         191%        141%          79%       184%        72%

------
  * Distributions to shareholders include $0.05 per share return of capital. ** Total return represents aggregate total return for the periods indicated
    and does not reflect any applicable sales charges.
(1) Annualized.

3. INVESTMENT PROGRAM

INVESTMENT OBJECTIVES, POLICIES AND
RISK CONSIDERATIONS


The Fund's investment objective is to seek a high level of total return, with relative stability of principal, and, secondarily, to seek a high level of current income consistent with an investment in U.S. Treasury Securities. The Fund will invest only in U.S. Treasury Securities and in repurchase agreements fully collateralized by U.S. Treasury Securities. U.S. Treasury Securities include Treasury bills, Treasury notes, Treasury bonds and Separate Trading of Registered Interest and Principal of Securities ("STRIPS"). All such obligations are direct obligations of the United States Government and are supported by the full faith and credit of the United States. STRIPS are U.S. Treasury Securities which do not pay interest currently, but which are purchased at a discount and are payable in full at maturity. The value of STRIPS may be subject to greater market fluctuations from changing interest rates prior to maturity than the value of other U.S. Treasury Securities of comparable maturities that bear interest currently. The Fund's investment objective may be changed only by the affirmative vote of a majority of the outstanding shares of all classes of the Fund. There can be no assurance that the Fund's investment objective will be met.


The Fund may enter into forward commitments for the purchase of U.S. Treasury Securities and, as noted, may enter into repurchase agreements collateralized by U.S. Treasury Securities with commercial banks and registered broker-dealers. These investment practices, which may involve certain special risks, are described below.

SELECTION OF INVESTMENTS

The Fund's investment advisor is International Strategy and Investment Inc. ("ISI" or the "Advisor" -- see "Investment Advisor"). ISI buys and sells securities for the Fund's portfolio with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in addition to yield, the potential for capital gains and appreciation resulting from possible changes in interest rates will be a consideration in selecting investments. ISI will be free to take full advantage of the entire range of maturities offered by U.S. Treasury Securities and may adjust the average maturity of the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. Thus, at certain times the average maturity of the portfolio may be relatively short (from under one year to five years, for example) and at other times may be relatively long (over 10 years, for example). In determining which direction interest rates are likely to move, the Advisor relies on the economic analysis made by its chairman, Edward S. Hyman. There can be no assurance that such economic analysis will accurately predict interest rate trends or that the portfolio strategies based on Mr. Hyman's economic analysis will be effective.


SPECIAL RISK CONSIDERATIONS

U.S. Treasury Securities are considered among the safest of fixed-income investments. Because of this added safety, the yields available from U.S. Treasury Securities are generally lower than the yields available from corporate debt securities. As with other debt securities, the value of U.S. Treasury Securities changes as interest rates fluctuate. Changes in the value of portfolio securities will not affect interest income from those securities but will be reflected in the Fund's net asset value. Thus, a decrease in interest rates will generally result in an increase in the value of the Shares. Conversely, during periods of rising interest rates, the value of the Shares will generally decline. The magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer.


REPURCHASE AGREEMENTS

The Fund may agree to purchase U.S. Treasury Securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Fund's Board of Directors under criteria established with the assistance of the Advisor. Default by the seller may, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.

PURCHASE OF WHEN-ISSUED SECURITIES


From time to time, in the ordinary course of business, the Fund may make purchases of U.S. Treasury Securities, at the current market value of the securities, on a when-issued basis. When such transactions are negotiated, the yield to maturity is fixed. The coupon interest rate on such U.S. Treasury Securities is fixed at the next succeeding U.S. Treasury auction date thereby determining the price to be paid by the Fund. Delivery and payment will take place after the date of the auction. A segregated account of the Fund, consisting of cash, cash equivalents or U.S. Treasury Securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. Additional cash or U.S. Treasury Securities will be added to the account when necessary. While the Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable to limit the effects of adverse market action. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will invest no more than 40% of its net assets at any time in U.S. Treasury Securities purchased on a when-issued basis.

4. INVESTMENT RESTRICTIONS

The Fund's investment program is subject to a number of restrictions which reflect both self-imposed standards and federal and state regulatory limitations.

1) As a matter of fundamental policy, the Fund will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equalling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities for investment. This restriction may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.

2) Additionally, the Fund will not invest more than 10% of the value of its net assets in repurchase agreements with remaining maturities in excess of seven days and other illiquid securities. This restriction may be changed by a majority vote of the Board of Directors.

The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.

5. HOW TO INVEST IN THE FUND

Shares may be purchased from Armata Financial Corp. ("Armata"), P.O. Box 515, Baltimore, Maryland 21203, through any securities dealer which has entered into a dealer agreement with Armata ("Participating Dealers") or through any financial institution which has entered into a shareholder servicing agreement with the Fund ("Shareholder Servicing Agents"). Shares may also be purchased by completing the Application Form attached to this Prospectus and returning it, together with payment of the purchase price (including any applicable front-end sales charge), to the address shown on the Application Form. As used herein, the "Fund" refers to Total Return U.S. Treasury Fund, Inc., whereas references to the "Shares" shall mean shares of the Fund's ISI Total Return U.S. Treasury Fund Shares which is a class of shares of the Fund.

The minimum initial investment is $5,000, except that the minimum initial investment for qualified retirement plans and IRA's is $1,000 and the minimum initial investment for participants in the Fund's Automatic Investing Plan is $250. Each subsequent investment must be at least $250, except that the minimum subsequent investment for participants in the Fund's Automatic Investing Plan is $100 for monthly investments and $250 for quarterly investments. (See "Purchases Through Automatic Investing Plan" below.) The Fund reserves the right to suspend the sale of Shares at any time at the discretion of Armata. Orders for purchases of Shares are accepted on any day on which the New York Stock Exchange is open for business ("Business Day"). Purchase orders for Shares will be executed at a per Share purchase price equal to the net asset value next determined after receipt of the purchase order plus any applicable front-end sales charge (the "Offering Price") on the date such net asset value is determined (the "Purchase Date"). Purchases made by mail must be accompanied by payment of the Offering Price. Purchases made through Armata or a Participating Dealer or Shareholder Servicing Agent must be in accordance with such entity's payment procedures. Armata may, in its sole discretion, refuse to accept any purchase order.

The net asset value per Share is determined once daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), on each Business Day. Net asset value per share of a class is calculated by valuing all assets held by the Fund, deducting all liabilities, including liabilities attributable to that specific class, and dividing the resulting amount by the number of then outstanding shares of the class. Securities are valued on the basis of their last sale price (or in the absence of recorded sales, at the average of readily available closing bid and asked prices). Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Advisor under procedures established from time to time and monitored by the Fund's Board of Directors. Debt obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Directors.


OFFERING PRICE

Shares may be purchased from Armata, Participating Dealers or Shareholder Servicing Agents at the Offering Price, which includes a sales charge which is calculated as a percentage of the Offering Price and decreases as the amount of purchase increases as shown below.

                                  Sales            Sales
                                Charge as        Charge as           Dealer
                                Percentage       Percentage         Retention
                                    of             of Net         as Percentage
                                 Offering          Amount          of Offering
     Amount of Purchase           Price           Invested            Price*
     ------------------         ----------       ----------       -------------
Less than    $   50,000 ...        4.45%            4.66%             4.00%
$50,000    - $   99,999 ...        3.50%            3.63%             3.00%
$100,000   - $  249,999 ...        2.50%            2.56%             2.00%
$250,000   - $  499,999 ...        2.00%            2.04%             1.50%
$500,000   - $  999,999 ...        1.50%            1.52%             1.25%
$1,000,000 - $1,999,999 ...        0.75%            0.76%             0.75%
$2,000,000 - $2,999,999 ...        0.50%            0.50%             0.50%
$3,000,000 and over  ......        None             None              None



------
* Armata may from time to time reallow to Participating Dealers up to 100% of the sales charge included in the Offering Price of Shares. Dealers that receive a reallowance of 100% of the sales charge may be considered underwriters for purposes of the federal securities laws.

A shareholder who purchases additional Shares may obtain reduced sales charges as set forth in the table above through a right of accumulation. In addition, an investor may obtain reduced sales charges as set forth above through a right of accumulation of purchases of Shares and purchases of shares of other mutual funds in the ISI family of funds. The applicable sales charge will be determined based on the total of (a) the investor's current purchase plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of all Shares and of all shares of such other mutual funds in the ISI family of funds held by the shareholder. To obtain the reduced sales charge through a right of accumulation, the shareholder must provide Armata, either directly or through a Participating Dealer or Shareholder Servicing Agent, as applicable, with sufficient information to verify that the shareholder has such a right. The Fund may amend or terminate this right of accumulation at any time as to subsequent purchases. The term "purchase" refers to an individual purchase by a single purchaser, or to concurrent purchases, which will be aggregated, by a purchaser, the purchaser's spouse and their children under the age of 21 years purchasing Shares for their own account.

An investor may also obtain the reduced sales charges shown above by executing a written Letter of Intent which states the investor's intention to invest at least $50,000 within a 13-month period in Shares. Each purchase of Shares under a Letter of Intent will be made at the Offering Price applicable at the time of such purchase to the full amount indicated on the Letter of Intent. A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the full amount. Shares purchased with the first 5% of the full amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Shares actually purchased if the full amount indicated is not invested. Such escrowed Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrowed Shares will be released. An investor who wishes to enter into a Letter of Intent in conjunction with an investment in Shares may do so by completing the appropriate section of the Application Form attached to this Prospectus.

The Fund may sell Shares at net asset value (without sales charge) to the following: (i) banks, bank trust departments, registered investment advisory companies, financial planners and broker-dealers purchasing Shares on behalf of their fiduciary and advisory clients, provided such clients have paid an account management fee for these services; (ii) investors who have redeemed Shares, or shares of any other mutual fund in the ISI family of funds that have similar sales charges, in an amount that is not more than the total redemption proceeds, provided that the purchase is within six months after the redemption and the amount of the purchase is at least $5,000; and (iii) current or retired Directors of the Fund, directors and employees (and their immediate families) of ISI, the Fund's administrator, and their respective affiliates, and employees of Participating Dealers. In addition, investors who have redeemed shares of funds in the ISI family of funds that have lower sales charges may purchase Shares at net asset value in an amount that is not more than the total redemption proceeds, provided that they held the shares of such funds for more than 24 months prior to the redemption, the purchase is within six months after the redemption and the amount of the purchase is at least $5,000.


PURCHASES BY EXCHANGE

As permitted pursuant to any rule, regulation or order promulgated by the SEC, shareholders of other mutual funds in the ISI family of funds that have similar sales charges may exchange their shares of those funds for an equal dollar amount of Shares. Shares issued pursuant to this offer will not be subject to the sales charges described above or any other charge. In addition, shareholders of funds in the ISI family of funds that have lower sales charges may exchange into other funds in the family upon payment of the difference in sales charges, except that the exchange will be made at net asset value if the shares have been held for at least 24 months. The net asset value of shares purchased and redeemed in an exchange request received on a Business Day will be determined on the same day, provided that the exchange request is received prior to 4:00 p.m. (Eastern Time). Exchange requests received after 4:00 p.m. (Eastern Time) will be effected on the next Business Day.

The exchange privilege may be exercised only in those states where the class of shares of such other funds may legally be sold. Investors should receive and read the applicable prospectus prior to tendering shares for exchange.


Until February 28, 1997, shareholders of any other mutual fund who have paid a sales charge on their shares of such fund, and shareholders of any closed-end fund, may exchange shares of such funds for an equal dollar amount of Shares by submitting to Armata or a Participating Dealer, the proceeds of the redemption or sale of shares of such funds, together with evidence of the payment of a sales charge (for mutual funds only) and the source of such proceeds. Shares issued pursuant to this offer will not be subject to the sales charges described above or any other charge.

The Fund may modify or terminate these offers of exchange at any time and will provide shareholders with 60 days' written notice prior to any such modification or termination. The exchange privilege with respect to other ISI funds may also be exercised by telephone. (See "Telephone Transactions" below.)

PURCHASES THROUGH AUTOMATIC INVESTING PLAN

Shareholders may purchase Shares regularly by means of an Automatic Investing Plan with a pre-authorized check drawn on their checking accounts. Under this plan, the shareholder may elect to have a specified amount invested monthly or quarterly in Shares. The minimum initial investment is $250. Each subsequent investment must be at least $100 for monthly investments and $250 for quarterly investments. The amount specified by the shareholder will be withdrawn from the shareholder's checking account using the pre-authorized check. This amount will be invested in Shares at the applicable Offering Price determined on the date the amount is available for investment. Participation in the Automatic Investing Plan may be discontinued by either the Fund or the shareholder upon 30 days' prior written notice to the other party. A shareholder who wishes to enroll in the Automatic Investing Plan may do so by completing the appropriate section of the Application Form attached to this Prospectus.


DIVIDEND REINVESTMENT PLAN

Shareholders may elect to have their distributions (capital gains and/or dividend income) paid by check or reinvested in additional Shares. A shareholder who wishes to enroll in the Dividend Reinvestment Plan should check the appropriate box on the Application Form or call (800) 882-8585 for additional information.

Alternately, shareholders may have their distributions invested in shares of other funds in the ISI family of funds. Shareholders who are interested in this option should call (800) 882-8585 for additional information.

Reinvestments of distributions will be effected without a sales charge.

6. HOW TO REDEEM SHARES


Shareholders may redeem all or part of their investment on any Business Day by transmitting a redemption order through Armata, a Participating Dealer, a Shareholder Servicing Agent or by regular or express mail to the Fund's transfer agent (the "Transfer Agent"). Shareholders may also redeem Shares by telephone (in amounts up to $50,000). (See "Telephone Transactions" below.) A redemption order is effected at the net asset value per Share next determined after receipt of the order (or, if stock certificates have been issued for the Shares to be redeemed, after the tender of the stock certificates for redemption). Redemption orders received after 4:00 p.m. (Eastern Time) will be effected at the net asset value next determined on the following Business Day. Payment for redeemed Shares will be made by check and will be mailed within seven days after receipt of a duly authorized telephone redemption request or of a redemption order fully completed and, as applicable, accompanied by the documents described below:

1) A letter of instructions, specifying the shareholder's account number with Armata or a Participating Dealer, if applicable, and the number of Shares or dollar amount to be redeemed, signed by all owners of the Shares in the exact names in which their account is maintained;

2) For redemptions in excess of $50,000, a guarantee of the signature of each registered owner by a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association;

3) If Shares are held in certificate form, stock certificates either properly endorsed or accompanied by a duly executed stock power for Shares to be redeemed; and

4) Any additional documents required for redemption by corporations, partnerships, trusts or fiduciaries.

Dividends payable up to the date of redemption of Shares will be paid on the next dividend payable date. If all of the Shares in a shareholder's account have been redeemed on a dividend payable date, the dividend will be remitted by check to the shareholder.


The Fund has the power under its Articles of Incorporation to redeem shareholder accounts amounting to less than $500 (as a result of redemptions) upon 60 days' notice.


SYSTEMATIC WITHDRAWAL PLAN


Shareholders who hold Shares having a value of $10,000 or more may arrange to have a portion of their Shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Such payments are drawn from income dividends, and, to the extent necessary, from Share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). If redemptions continue, a shareholder's account may eventually be exhausted. Because Share purchases include a sales charge that will not be recovered at the time of redemption, a shareholder should not have a withdrawal plan in effect at the same time he is making recurring purchases of Shares. A shareholder who wishes to enroll in the Systematic Withdrawal Plan may do so by completing the appropriate section of the Application Form attached to this Prospectus.

7. TELEPHONE TRANSACTIONS

Shareholders may exercise the exchange privilege with respect to other ISI funds, or redeem Shares (in amounts up to $50,000), by notifying the Transfer Agent by telephone at (800) 882-8585 on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time) or by regular or express mail at its address listed under "Custodian, Transfer Agent, Accounting Services." Telephone transaction privileges are automatic. Shareholders may specifically request that no telephone redemptions or exchanges be accepted for their accounts. This election may be made on the Application Form or at any time thereafter by completing and returning appropriate documentation supplied by the Transfer Agent.

A telephone exchange or redemption placed by 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, is effective that day. Telephone orders placed after 4:00 p.m. (Eastern Time) will be effected at the net asset value as determined on the next Business Day.


The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if either of them does not employ these procedures. If these procedures are employed, neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine. During periods of extreme economic or market changes, shareholders may experience difficulty in effecting telephone transactions. In such event, requests should be made by regular or express mail. Shares held in certificate form may not be exchanged or redeemed by telephone. (See "How to Invest in the Fund -- Purchases by Exchange" and "How to Redeem Shares.")

8. DIVIDENDS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income (including net short-term capital gains) in the form of monthly dividends. The Fund may distribute to shareholders any net capital gains on an annual basis or, alternatively, may elect to retain net capital gains and pay tax thereon.

Unless the shareholder elects otherwise, all dividends and net capital gains distributions, if any, will be reinvested in additional Shares at net asset value. Shareholders may elect to have income dividends or capital gains distributions paid in cash. Shareholders wishing to change their election must give written notice to the Transfer Agent (see "Custodian, Transfer Agent, Accounting Services") either directly or through their Participating Dealer or Shareholder Servicing Agent, at least five days before the next date on which dividends or distributions will be paid.

TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

The following is only a general summary of certain tax considerations affecting the Fund and the shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or the shareholders, and the discussion here is not intended as a substitute for careful tax planning.


The following summary is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. The Statement of Additional Information sets forth further information concerning taxes.

The Fund has been and expects to continue to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will generally pay federal income or capital gains taxes on the amounts so distributed. Reinvested dividends will be taxed as if they had been distributed on the reinvestment date.

Distributions from the Fund out of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are treated by the shareholder as long-term capital gains regardless of the length of time the shareholder has held the Shares. All other income distributions are taxed to the shareholder as ordinary income. Fund distributions generally will not be eligible for the corporate dividends received deduction. Shareholders will be advised annually as to the federal income tax consequences of distributions made during the year.


Ordinarily, shareholders will include all dividends declared by the Fund as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholders and paid by the Fund in the year in which the dividends were declared.

The sale, exchange or redemption of Shares is a taxable event for the shareholder.


The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for federal excise tax.


Shareholders are urged to consult with their tax advisors concerning the application of state and local taxes to investments in the Fund, which may differ from the federal income tax consequences described above. For example, under certain specified circumstances, state income tax laws may exempt from taxation distributions of a regulated investment company to the extent that such distributions are derived from interest on federal obligations. Shareholders are urged to consult with their tax advisors regarding whether, and under what conditions such exemption is available.

9. MANAGEMENT OF THE FUND

The overall business affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, distributor, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's officers, to Armata as distributor of the Shares, to the Advisor and to the Fund's administrator. Three directors and all of the officers of the Fund are officers or employees of Armata, ISI or the Fund's administrator. The other Directors of the Fund have no affiliation with Armata, ISI or the Fund's administrator.

The Fund's Directors and officers are as follows:

*Edward S. Hyman                Chairman
*Richard T. Hale                Vice Chairman
*W. James Price                 Vice Chairman
 James J. Cunnane               Director
 John F. Kroeger                Director
 Louis E. Levy                  Director
 Eugene J. McDonald             Director
 Harry Woolf                    Director
 R. Alan Medaugh                President
 Edward J. Veilleux             Vice President
 Gary V. Fearnow                Vice President
 Nancy Lazar                    Vice President
 Brian C. Nelson                Vice President and Secretary
 Carrie L. Butler               Vice President
 Joseph A. Finelli              Treasurer
 Denice De Florio               Assistant Vice President
 Laurie D. DePrine              Assistant Secretary
------
*Messrs. Hyman, Hale and Price are "interested persons" of the Fund within the meaning of Section 2(a)(19) under the Investment Company Act of 1940, as amended (the "1940 Act").

10. INVESTMENT ADVISOR

ISI, a registered investment advisor, serves as investment advisor to the Fund pursuant to an investment advisory agreement dated as of April 1, 1991 (the "Investment Advisory Agreement"). ISI employs Messrs. Edward S. Hyman and R. Alan Medaugh. Due to their stock ownership, Messrs. Hyman and Medaugh may be deemed to be controlling persons of ISI. As of December 31, 1995, the Advisor had approximately $1 billion under management. The Advisor also acts as investment advisor to Managed Municipal Fund, Inc. and North American Government Bond Fund, Inc., open-end investment companies with approximately $198 million in net assets as of December 31, 1995.

Pursuant to the terms of the Investment Advisory Agreement, as compensation for its services for the fiscal year ended October 31, 1995, the Advisor received an annual fee equal to .27% of the Fund's average daily net assets. The Advisor's fee is based in part upon a varying percentage of the Fund's average daily net assets and in part upon a percentage (1.5%) of the Fund's gross income.

The address of the Advisor is 717 Fifth Avenue, New York, New York 10022, telephone (800) 955-7175.

PORTFOLIO MANAGERS

Edward S. Hyman, Chairman of the Fund and ISI, and R. Alan Medaugh, President of the Fund and ISI, have shared direct portfolio management responsibility for the Fund since its inception. Mr. Hyman is responsible for developing the economic analysis upon which the Fund's selection of investments is based. (See "Investment Program.") Before joining ISI, Mr. Hyman was a vice chairman and member of the Board of C.J. Lawrence Inc. and prior thereto, an economic consultant at Data Resources. He writes a variety of international and domestic economic research reports which follow trends that may determine the direction of interest rates. These international and domestic reports are sent to ISI's private institutional clients in the United States and overseas. The periodical Institutional Investor, which rates analysts and economists on an annual basis, has rated Mr. Hyman as its "first team" economist, which is its highest rating, in each of the last sixteen years.


Mr. Medaugh is responsible for day-to-day portfolio management. Prior to joining ISI, Mr. Medaugh was Managing Director of C.J. Lawrence Fixed Income Management and prior thereto Senior Vice President and bond portfolio manager at Fiduciary Trust International. While at Fiduciary Trust International. Mr. Medaugh led their Fixed-Income Department which managed $5 billion of international fixed income portfolios for institutional clients. Mr. Medaugh also had prior experience as a bond portfolio manager at both Putnam Management Company and Fidelity Management and Research.

11. ADMINISTRATOR

Investment Company Capital Corp. ("ICC") 135 East Baltimore Street, Baltimore, Maryland 21202, provides administration services to the Fund. ICC is a wholly-owned subsidiary of Alex. Brown and an affiliate of Armata.

ICC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which the Shares are distributed and oversight of the relationship between the Fund and its other service providers. As compensation for these services for the fiscal year ended October 31, 1995, ICC received a fee equal to .12% of the Fund's average daily net assets. ICC's fee is based in part upon a varying percentage of the Fund's average daily net assets and in part upon a percentage (.50%) of the Fund's gross income.

ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Transfer Agent, Accounting Services.")

12. DISTRIBUTOR

Armata Financial Corp. acts as distributor of the Shares pursuant to a Distribution Agreement and related Plan of Distribution (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Armata is a broker-dealer that was formed in 1983 and is an affiliate of ICC. As compensation for its service for the fiscal year ended October 31, 1995, Armata received a fee equal to .25% of the Shares' average daily net assets. Armata expects to allocate on a proportional basis most of its annual distribution fee to its investment representatives or up to all of its fee to Participating Dealers as compensation for their ongoing shareholder services, including processing purchase and redemption requests and responding to shareholder inquiries.

In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks, to act as Shareholder Servicing Agents, pursuant to which Armata may allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Such financial institutions may impose separate fees in connection with these services and investors should review this Prospectus in conjunction with any such institution's fee schedule. Amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to Armata under the Plan.

Payments under the Plan are made as described above regardless of Armata's actual cost of providing distribution services and may be used to pay Armata's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Shares is less than .25% of the average daily net assets invested in Shares for any period, Armata may retain the unexpended portion of the distribution fee. Armata or its associated persons will from time to time and from its own resources pay or allow additional discounts or promotional incentives in the form of cash or other compensation (including merchandise or travel) to Participating Dealers.

13. CUSTODIAN, TRANSFER AGENT, ACCOUNTING SERVICES

PNC Bank, National Association ("PNC Bank"), a national banking association with offices at Airport Business Park, 200 Stevens Drive, Lester, Pennsylvania 19113, acts as custodian of the Fund's assets. Investment Company Capital Corp., 135 East Baltimore Street, Baltimore, Maryland 21202 (telephone: (800) 882-8585), is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services to the Fund for the fiscal year ended October 31, 1995, ICC received a fee equal to
 .03% of the Fund's average daily net assets. (See the Statement of Additional Information.) ICC also serves as the Fund's administrator.

14. PERFORMANCE INFORMATION

From time to time, the Fund may quote total return and yield data in advertisements or in reports to shareholders. Both total return and yield data will be computed according to the standardized calculations required by the SEC to provide consistency and comparability in investment company advertising.

The yield of the Fund will be determined by dividing the net investment income earned by the Fund during a 30 day period by the maximum offering price per Share on the last day of the period and annualizing the result on a semi-annual basis.

Advertisements or reports citing performance data will show the average annual total return, net of the Fund's sales charge, over one, five and ten year periodsor, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such return quotations will be computed by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value, net of all sales loads and other fees, according to the required standardized calculation. The Fund's total return for a given period is based upon changes in the Fund's net asset value and the Fund's yield for the period. If the Fund compares its performance to other funds or to relevant indices, its performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield. For these purposes, the performance of the Fund, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.

The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services which monitor the performance of mutual funds. The performance of the Fund may also be compared to the Lehman Brothers Government Corporate Bond Index (or any of its sub-indices), the Consumer Price Index, Ryan U.S. Treasury Index, the return on 90 day U.S. Treasury bills, the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. The Fund may also use total return performance data as reported in the following national financial and industry publications that monitor the performance of mutual funds: Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.

Yield quotations and performance comparisons may be useful as a basis for comparing the Fund with other investment alternatives. However, shareholders should realize that the Fund's current yield will fluctuate from time to time and is not necessarily representative of the Fund's future performance. Yield and performance data should also be considered in light of the risks associated with the Fund's investment objective and policies. Any fees charged by banks with respect to customer accounts through which shares may be purchased, although not included in calculations of performance, will reduce performance results.

The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. For the fiscal years ended October 31, 1995 and October 31, 1994, the Fund's portfolio turnover rate was 194% and 68%, respectively. In late 1994 the Advisor decided, in light of then current market conditions, that the maturity of the Fund's portfolio should be lengthened to take advantage of an ISI forecasted declining interest rate trend. The Fund's portfolio turnover rate for the fiscal year ended October 31, 1995 increased as a result of this change in investment strategy. A high level of portfolio turnover may generate relatively high transaction costs and may increase the amount of taxes payable by the Fund's shareholders. (See "Dividends and Taxes.")

15. GENERAL INFORMATION

CAPITAL SHARES

The Fund was incorporated under the laws of the State of Maryland on June 3, 1988, and is authorized to issue 100 million shares of capital stock with a par value of $.001 per share. Shares of the Fund have equal rights with respect to voting. Voting rights are not cumulative, so the holders of more than 50% of the outstanding shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In the event of liquidation or dissolution of the Fund, each share is entitled to its portion of the Fund's assets after all debts and expenses have been paid. The fiscal year end of the Fund is October 31.

The Board of Directors of the Fund is authorized to establish additional "series" of shares of capital stock, each of which would evidence interests in a separate portfolio of securities, and separate classes of each series of the Fund. The shares offered by this Prospectus have been designated "ISI Total Return U.S. Treasury Fund Shares." The Board has no present intention of establishing any additional series of the Fund but the Fund does have another class of shares in addition to the shares offered hereby, "Flag Investors Total Return U.S. Treasury Fund Class A Shares." Shares of that class are sold through broker-dealers and have similar 12b-1 fees and front-end sales charges as the Shares. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to Shares. All classes of the Fund share a common investment objective, portfolio and advisory fee, but the classes may have different distribution expenses and sales charges and, accordingly, performance may differ.

ANNUAL MEETINGS

The Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders will be held under certain circumstances. Shareholders of the Fund reserve the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

REPORTS

The Fund furnishes shareholders with semi-annual and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors, Deloitte & Touche LLP.

FUND COUNSEL

Morgan Lewis & Bockius LLP serves as counsel to the Fund.

SHAREHOLDER INQUIRIES

Shareholders with inquiries concerning their Shares should contact the Transfer Agent at (800) 882-8585, Armata, ISI, a Participating Dealer or Shareholder Servicing Agent, as appropriate.

                  ISI TOTAL RETURN U.S. TREASURY FUND SHARES
                           NEW ACCOUNT APPLICATION
-----------------------------------------------------------------------------


Make check payable to "ISI Total Return U.S. Treasury Fund Shares" and mail with this application to:
     Armata Financial Corp./ISI Mutual Funds
     P.O. Box 419426
     Kansas City, MO 64141-6426

For assistance in completing this form, please call the Transfer Agent at
(800) 882-8585.
To open an IRA account, call ISI at (800) 955-7175 to request an application.

The minimum initial purchase is $5,000, except that the minimum initial purchase for qualified retirement plans or IRA's is $1,000 and the minimum initial purchase for participants in the Fund's Automatic Investing Plan is $250. Each subsequent purchase requires a $250 minimum, except that the minimum subsequent purchase under the Fund's Automatic Investing Plan is $100 for monthly purchases and $250 for quarterly purchases. The Fund reserves the right not to accept checks for more than $50,000 that are not certified or bank checks.
----------------------------------------------------------------------------
YOUR ACCOUNT REGISTRATION (PLEASE PRINT)

INDIVIDUAL OR JOINT TENANT

-----------------------------------------------------------------------------
First Name                  Initial                    Last Name

-----------------------------------------------------------------------------
Social Security Number

-----------------------------------------------------------------------------
Joint Tenant               Initial                     Last Name

-----------------------------------------------------------------------------
Social Security Number

CORPORATIONS, TRUSTS, PARTNERSHIPS, ETC.

----------------------------------------------------------------------------
Name of Corporation, Trust or Partnership

-----------------------------------------------------------------------------
Tax ID Number

-----------------------------------------------------------------------------
Name of Trustees (If to be included in the Registration)

--------------------------------
Existing Account No., if any


GIFTS TO MINORS

-----------------------------------------------------------------------------
Custodian's Name (only one allowed by law)

-----------------------------------------------------------------------------
Minor's Name (only one)

-----------------------------------------------------------------------------
Social Security Number of Minor

under the                  Uniform Gifts to Minors Act
         -----------------
         State of Residence


 MAILING ADDRESS


-----------------------------------------------------------------------------
Street

-----------------------------------------------------------------------------
City                                                  State              Zip

(    )
-----------------------------------------------------------------------------
Daytime Phone

-----------------------------------------------------------------------------
STATEMENT OF INTENTION (OPTIONAL)

[ ] I agree to the Letter of Intent and Escrow Agreement set forth in the accompanying prospectus. I intend to invest over a 13-month period in shares of ISI Total Return U.S. Treasury Fund Shares in an aggregate amount at least equal to:

______$50,000  ______$100,000  ______$250,000  ______$500,000  ______$1,000,000

______$2,000,000  ______$3,000,000

------------------------------------------------------------------------------
RIGHT OF ACCUMULATION (OPTIONAL)


[ ] I already own shares of the ISI Fund(s) set forth below to be applied for a reduced sales charge. List the Account numbers of other ISI Funds that you or your immediate family (spouse and children under 21) already own that qualify for reduced sales charges.


      Fund Name        Account No.        Owner's Name        Relationship
      ---------        ----------         ------------        ------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

DISTRIBUTION OPTIONS


Please check appropriate boxes. There is no sales charge for reinvested dividends. If none of the options is selected, all distributions will be reinvested.

Income Dividends
     [ ] Reinvested in additional shares
     [ ] Paid in Cash

Capital Gains
     [ ] Reinvested in additional shares
     [ ] Paid in Cash
Call (800) 882-8585 for information about reinvesting your dividends in other funds in the ISI Family of Funds.

------------------------------------------------------------------------------
AUTOMATIC INVESTING PLAN (OPTIONAL)

[ ] I authorize you as Agent for the Automatic Investing Plan to automatically invest $______ for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)

Minimum Initial Investment: $250
Subsequent Investments (check one):
  [ ] Monthly ($100 minimum)
  [ ] Quarterly ($250 minimum)                   Please attach a voided check.

-----------------------------------------------------------------------------
Bank Name

-----------------------------------------------------------------------------
Existing ISI Total Return U.S. Treasury Fund Account No., if any


-----------------------------------------------------------------------------
Depositor's Signature                                  Date

-----------------------------------------------------------------------------
Depositor's Signature                                  Date
(if joint acct., both must sign)

------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWAL PLAN (OPTIONAL)


[ ] Beginning the month of ______, 19______, please send me checks on a monthly or quarterly basis, as indicated below, in the amount of $______, from shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000.)

        Frequency (check one):
           [ ] Monthly
           [ ] Quarterly (January, April, July and October)
------------------------------------------------------------------------------
TELEPHONE TRANSACTIONS

I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other ISI Funds) unless I mark one or both of the boxes below.

        No, I/We do not want
           [ ] Telephone redemption privileges
           [ ] Telephone exchange privileges

Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a pre-designated bank account, please provide the following information:

   Bank:                                    Bank Account No:
        -----------------------------                       -----------------

Address:                                  Bank Account Name:
        -----------------------------                       -----------------

-----------------------------------------------------------------------------
SIGNATURE AND TAXPAYER CERTIFICATION


I have received a copy of the Fund's prospectus dated March 1, 1996. Under penalties of perjury, I certify (1) that the number shown on this form is my correct taxpayer identification number and (2) that I am not subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding. (Strike out the language in (2) if it is not correct.)
If a non-resident alien, please indicate country of residence: ________________


I acknowledge that the telephone redemption and exchange privileges are automatic and will be effected as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that I may bear the risk of loss in the event of fraudulent use of such privileges. If I do not want telephone redemption or exchange privileges, I have so indicated on this Application.

----------------------------------------------------------------------------
Signature                                                             Date

----------------------------------------------------------------------------
Signature (if a joint acct., both must sign)                          Date

----------------------------------------------------------------------------
FOR DEALER USE ONLY

Dealer's Name:                                Dealer Code:
                 ----------------------------             ------------------
Dealer's Address:                             Branch Code:
                 ----------------------------             ------------------

                 ----------------------------
Representative:                               Rep. No.
                 ----------------------------             ------------------

                                       ISI
                                  TOTAL RETURN
                                  U.S. TREASURY
                                   FUND SHARES

                            (A Class of Total Return
                            U.S. Treasury Fund, Inc.)

No person has been authorized to give any information or to make representations not contained in this Prospectus in connection with any offering made by this Prospectus and, if given or made, such information must not be relied upon as having been authorized by the Fund or Armata. This Prospectus does not constitute an offering by the Fund or Armata in any jurisdiction in which such offering may not lawfully be made. Shares may be offered only to residents of those states in which such shares are eligible for purchase.



                              TABLE OF CONTENTS
                                                                          PAGE
                                                                          ----

 1. Fee Table  ........................................................      2
 2. Financial Highlights  .............................................      2
 3. Investment Program  ...............................................      4
 4. Investment Restrictions  ..........................................      5
 5. How to Invest in the Fund  ........................................      5
 6. How to Redeem Shares  .............................................      7
 7. Telephone Transactions  ...........................................      8
 8. Dividends and Taxes  ..............................................      9
 9. Management of the Fund  ...........................................      9
10. Investment Advisor  ...............................................     10
11. Administrator  ....................................................     11
12. Distributor  ......................................................     11
13. Custodian, Transfer Agent,
    Accounting Services ...............................................     11
14. Performance Information  ..........................................     11
15. General Information  ..............................................     12

ISI
                     International Strategy and Investment

                                       ISI
                                  TOTAL RETURN
                                  U.S. TREASURY
                                   FUND SHARES

                            (A Class of Total Return
                            U.S. Treasury Fund, Inc.)

   An open-end mutual fund seeking a high level of total return, with relative stability of principal and, secondarily, high current income consistent with an investment in securities issued by the United States Treasury ("U.S. Treasury Securities"). The Fund will invest only in U.S. Treasury Securities and in repurchase agreements fully collateralized by U.S. Treasury Securities.


                                MARCH 1, 1996




PROSPECTUS

                      STATEMENT OF ADDITIONAL INFORMATION

                         ----------------------------


                     TOTAL RETURN U.S. TREASURY FUND, INC.

                           135 East Baltimore Street
                           Baltimore, Maryland 21202

                         ----------------------------



       THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS FOR THE APPLICABLE CLASS, WHICH MAY BE OBTAINED FROM YOUR PARTICIPATING DEALER OR BY WRITING OR CALLING EITHER ALEX. BROWN & SONS INCORPORATED, 135 EAST BALTIMORE ST., BALTIMORE, MARYLAND 21202, (800) 767-FLAG (FOR THE FLAG INVESTORS SHARES CLASS) OR ARMATA FINANCIAL CORP., P.O. BOX 515, BALTIMORE, MARYLAND 21203, (410) 727-1700 (FOR THE ISI SHARES CLASS).


           Statement of Additional Information Dated: March 1, 1996
               Relating to the Prospectuses Dated: March 1, 1996
                                      of
         Flag Investors Total Return U.S. Treasury Fund Class A Shares
                                      and
                  ISI Total Return U.S. Treasury Fund Shares




                                              TABLE OF CONTENTS

                                                                                                     Page
                                                                                                     ----
1.       General Information and History.........................................................     1

2.       Investment Objectives and Policies......................................................     1

3.       Valuation of Shares and Redemption......................................................     4

4.       Federal Tax Treatment of Dividends and
           Distributions.........................................................................     5

5.       Management of the Fund..................................................................     8

6.       Investment Advisory and Other Services..................................................     12

7.       Administration..........................................................................     14

8.       Distribution of Fund Shares.............................................................     14

9.       Portfolio Transactions..................................................................     17

10.      Capital Shares..........................................................................     18


11.      Reports.. ..............................................................................     19

12.      Custodian, Transfer Agent and
           Accounting Services...................................................................     19

13.      Independent Auditors....................................................................     20

14.      Control Persons and Principal Holders of
           Securities............................................................................     20

15.      Performance and Yield Computations......................................................     20

16.      Financial Statements ...................................................................     23



1. GENERAL INFORMATION AND HISTORY


                  Total Return U.S. Treasury Fund, Inc. (the "Fund") is an open-end management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers two classes of shares: Flag Investors Total Return U.S. Treasury Fund Class A Shares, (the "Flag Investors Shares Class") and ISI Total Return U.S. Treasury Fund Shares (the "ISI Shares Class"). There are two separate prospectuses for the Fund's shares: one for the Flag Investors Shares Class and one for the ISI Shares Class. Each prospectus contains important information concerning the classes of shares offered thereby and the Fund, and may be obtained without charge from Alex. Brown & Sons Incorporated ("Alex. Brown"), 135 East Baltimore Street, Baltimore, Maryland 21202, (800) 767-FLAG (for a prospectus for the Flag Investors Shares Class) or from Armata Financial Corp. ("Armata"), P.O. Box 515, Baltimore, Maryland 21203 (for a prospectus for the ISI Shares Class), or from Participating Dealers that offer shares of the respective classes of the Fund (the "Shares") to prospective investors. Prospectuses may also be obtained from Shareholder Servicing Agents. As used herein the term "Prospectus" describes information common to the prospectuses of the two classes of the Fund's Shares, unless the term "Prospectus" is modified by the appropriate class designation. As used herein, the "Fund" refers to Total Return U.S. Treasury Fund, Inc. and specific references to any class of the Fund's Shares will be made using the name of such class. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information respecting the Fund and its business that is contained in the Registration Statement respecting the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                  The Fund was incorporated under the laws of the State of Maryland on June 3, 1988. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act") and its Shares under the Securities Act of 1933, as amended (the "Securities Act"), and commenced operations on August 10, 1988.


                  For the period from November 9, 1992 through February 27, 1994, the Fund offered another class of shares: Flag Investors Total Return U.S. Treasury Fund Class B Shares. Shares of that class were renamed the Flag Investors Total Return U.S. Treasury Fund Class D Shares and are no longer being offered.

                  Under a license agreement dated August 10, 1988 between the Fund and Alex. Brown Incorporated, Alex. Brown Incorporated licenses to the Fund the "Flag Investors" name and logo, but retains rights to that name and logo, including the right to permit other investment companies to use them.

2. INVESTMENT OBJECTIVES AND POLICIES

Investment Objective and Policies of the Fund

                  The Fund's investment objective and its general investment policies are described in the Prospectus. Additional investment restrictions are set forth below. This Statement of Additional Information also describes other investment practices in which the Fund may engage. These include entering into repurchase agreements and purchasing securities for future delivery.

                  Except as described below under "Investment Restrictions of the Fund", the investment policies described in the Prospectus and in this Statement of Additional Information are not fundamental, and the Directors may change such policies without an affirmative vote of a majority of the Fund's outstanding Shares (as defined under "Capital Shares" below). The Fund's investment objective is fundamental, however, and may not be changed without such a vote.

Repurchase Agreements


                  The Fund may agree to purchase securities issued by the United States Treasury ("U.S. Treasury Securities") from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Such repurchase agreements will be fully collateralized. The Fund's procedures regarding repurchase agreements are discussed in greater detail in the Fund's Prospectuses. The collateral for these repurchase agreements will be held by the Fund's custodian or by a duly appointed sub-custodian. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Fund's Board of Directors under criteria established with the assistance of the Advisor. The list of approved banks and broker-dealers will be monitored regularly by the Fund's investment advisor, International Strategy and Investment Inc. ("ISI" or the "Advisor") and reviewed at least quarterly by the Fund's Board of Directors. The seller under a repurchase agreement may be required to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.


When-Issued Securities

                  From time to time, in the ordinary course of business, the Fund may make purchases of U.S. Treasury Securities, at the current market value of the securities, on a when-issued basis. When such transactions are negotiated, the yield to maturity is fixed. The coupon interest rate on such U.S. Treasury Securities is fixed at the time of the U.S. Treasury auction date therefore determining the price to be paid by the Fund, but delivery and payment will take place after the date of the commitment. A segregated account of the Fund, consisting of cash, cash equivalents or U.S. Treasury Securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. Additional cash or U.S. Treasury Securities will be added to the account when necessary. While the Fund will purchase securities on a forward commitment basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable to limit the effects of adverse market action. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase or sell securities on a forward commitment basis, it will record the transaction and thereafter reflect the value of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price.

Investment Restrictions

                  The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as Federal and state regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The percentage limitations contained in these restrictions apply at the time of purchase of securities. Accordingly, the Fund will not:

                  1. Invest 25% or more of the value of its total assets in any one industry (U.S. Treasury Securities are not considered to represent an industry);

                  2. Invest more than 5% of its total assets in the securities of any single issuer (the U.S. Government is not considered an issuer for this purpose);

                  3. Invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the voting securities of such issuer;

                  4. Invest in real estate or mortgages on real estate;

                  5. Purchase or sell commodities or commodities contracts or futures contracts;

                  6. Act as an underwriter of securities within the meaning of the Federal securities laws;

                  7. Issue senior securities;

                  8. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements in accordance with its investment objectives and policies;

                  9. Effect short sales of securities;

                  10. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

                  11. Purchase participations or other interests in oil, gas or other mineral exploration or development programs;

                  12. Purchase any securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years;

                  13. Invest in shares of any other investment company registered under the Investment Company Act;

                  14. Purchase or retain the securities of any issuer, if to the knowledge of the Fund, any officer or Director of the Fund or its Advisor owns beneficially more than .5% of the outstanding securities of such issuer and together they own beneficially more than 5% of the securities of such issuer;

                  15. Invest in companies for the purpose of exercising management or control;

                  16. Invest in puts or calls or any combination thereof;


                  17. Purchase warrants, if by reason of such purchase more than 5% of its net assets (taken at market value) will be invested in warrants, valued at the lower of cost or market. Included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities will be deemed to be without value and therefore not included within the preceding limitations.


                  The following are investment restrictions that may be changed by a vote of the majority of the Fund's Board of Directors. The Fund will not:

                  1. Invest more than 10% of the value of its net assets in illiquid securities (as defined under federal and state securities laws);

                  2. Invest in real estate limited partnerships;

                  3. Invest in oil, gas or mineral leases.

3. VALUATION OF SHARES AND REDEMPTION

Valuation

                  The net asset value per Share is determined once daily as of 4:00 p.m. (Eastern Time) each day on which the New York Stock Exchange is open for business ("Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                  For the purpose of determining the price at which Shares are redeemed, the net asset value per Share is calculated by valuing all securities held by the Fund, deducting the Fund's actual and accrued liabilities (including liability for dividends declared), and dividing the resulting amount by the number of then outstanding Shares. To determine the net asset value per Share of any class, the net asset value calculated as described above will be further adjusted to reflect the pro rata portion of income and expenses attributable to that class. For this purpose, securities are valued on the basis of their last sale price (or, in the absence of recorded sales, at the average of readily available closing bid and asked prices). Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Advisor under procedures established and monitored by the Board of Directors. Debt obligations with maturities of 60 days or less will be valued at amortized cost, which constitutes fair value as determined by the Directors.

Redemption

                  The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

                  Under normal circumstances, the Fund will redeem Shares by check as described in the Prospectus. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders of the Fund to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under Valuation of Shares, and such valuation will be made as of the same time the redemption price is determined. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

4. FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

                  The following is only a summary of certain additional federal tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

                  The following general discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as Regulated Investment Company


                  The Fund has been and expects to continue to be taxed as a regulated investment company ("RIC") under Subchapter M of the Code. As a RIC, the Fund is exempt from federal income tax on its net investment income and capital gains which it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses) for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income made during the taxable year or, under certain specified circumstances, within 12 months after the close of the taxable year, will satisfy the Distribution Requirement. The Distribution Requirement for any year may be waived if a RIC establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (discussed below).


                  The Fund may make investments in securities (such as STRIPS) that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment income the Fund must distribute to satisfy the Distribution Requirement. In some cases, the Fund may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

                  In addition to satisfaction of the Distribution Requirement, in order to qualify as a RIC the Fund must, generally, (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities, loans and gains from the sale or other disposition of stock or securities, or from other income derived with respect to its business of investing in stock or securities, and (2) derive less than 30% of its gross income from, among other things, gains on the sale or other disposition of stock or securities (as defined in section 2(a)(36) of the Investment Company
Act) held for less than three months (the "Short-Short Gain Test").

                  Finally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses (the "Asset Diversification Test"). The Fund will not lose its status as a RIC if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase. The Fund may curtail its investment in certain securities where the application thereto of the Asset Diversification Test is uncertain.

Fund Distributions

                  The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in Shares.

                  The Fund may either retain or distribute to shareholders the excess, if any, of net long-term capital gains over net short-term capital losses ("net capital gains") for each taxable year. If such gains are distributed as a capital gains distribution, they are treated by shareholders as long-term capital gains, regardless of the length of time the shareholder has held Shares, whether or not such gains were recognized by the Fund prior to the date on which a shareholder acquired Shares and whether or not the distribution was paid in cash or reinvested in Shares. The aggregate amount of distributions designated by the Fund as capital gains distributions may not exceed the net capital gains of the Fund for any taxable year, determined by excluding any net capital losses and net long-term capital losses attributable to transactions occurring after October 31 of such year and by treating any such net capital losses or net long-term capital losses as if they arose on the first day of the following taxable year. Conversely, if the Fund elects to retain its net capital gains, it will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. In such event, it is expected that the Fund also will elect to have shareholders treated as having received a distribution of such gains, with the result that they will be required to report such gains on their returns as long-term capital gains, will receive a refundable tax credit for their allocable share of capital gains tax paid by the Fund on the gains, and will increase the tax basis for their Shares by an amount equal to 65 percent of the deemed distribution.

                  Investors should be careful to consider the tax implications of buying Shares of the Fund just prior to the ex-dividend date of an ordinary income dividend or capital gains distribution. The price of Shares purchased at that time may reflect the amount of the forthcoming ordinary income dividend or capital gains distribution. Those purchasing just prior to an ordinary income dividend or capital gains distribution will be taxable on the entire amount of the dividend or distribution received even though the dividend or capital gains distribution was earned by the Fund before the shareholder purchased the Shares.

                  Generally, gain or loss on the sale of Shares will be capital gain or loss, which will be long-term capital gain or loss if the Shares have been held for more than one year and otherwise will be short-term capital gain or loss. However, investors should be aware that any loss realized upon the sale, exchange or redemption of Shares held for six months or less will be treated as a long-term capital loss to the extent any capital gains distributions have been paid with respect to such Shares (or any undistributed net capital gains of the Fund with respect to such Shares have been included in determining the shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). Investors should particularly note that this loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

                  If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders.

                  The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of distributions paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that he is not subject to backup withholding.

Excise Tax; Miscellaneous Considerations

                  The Code imposes a non-deductible 4% excise tax on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The excise tax is imposed on the undistributed part of this required distribution. In addition, the balance of such income must be distributed during the next calendar year to avoid liability for the excise tax in that year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. For purposes of the excise tax, a regulated investment company must reduce its capital gain net income by the amount of any net ordinary loss for the calendar year (but only to the extent the capital gain net income for the one-year period ending on October 31 exceeds the net capital gains for such period). Because the Fund intends to distribute all of its income currently (or to retain, at most, its "net capital gains" and pay tax thereon), the Fund does not anticipate incurring any liability for this excise tax. However, investors should note that the Fund may, in certain circumstances, be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability, and, in addition, that the liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the Short-Short Gain Test.

                  Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for Federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of federal, state and local tax rules affecting an investment in the Fund.

5. MANAGEMENT OF THE FUND

                  The overall business affairs of the Fund are the responsibility of the Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, distributors, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's officers, to Investment Company Capital Corp. ("ICC"), acting as the Fund's administrator, to Alex. Brown and Armata acting as the Fund's distributors, and to ISI, as the Fund's Advisor. Three directors and all of the officers of the Fund are directors, officers or employees of ICC, Alex. Brown, Armata or ISI. The other directors of the Fund have no affiliation with ICC, Alex. Brown, Armata or ISI.

Directors and Officers


                  The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is 135 East Baltimore Street, Baltimore, Maryland 21202.

*EDWARD S. HYMAN, Chairman and Director (4/8/45)
            International Strategy and Investment Inc., 717 Fifth Avenue, New York, New York 10022. Chairman, International Strategy and Investment Inc., 1991-Present; Formerly, Vice Chairman and Member of the Board of Directors, C.J. Lawrence Inc. (money manager), 1972-1991.

*RICHARD T. HALE, Vice Chairman and Director (7/17/45)
            Managing Director, Alex. Brown & Sons Incorporated; Chartered Financial Analyst.

*W. JAMES PRICE, Vice Chairman and Director (10/6/24)
            6885 North Ocean Boulevard, Apartment #306, Ocean Ridge, Florida 33435-3342. Director, Boca Research, Inc. (computer peripherals). Managing Director Emeritus, Alex. Brown & Sons Incorporated; Formerly, Director, CSX Corporation (transportation and natural resources company), and PHH Corporation (business services).

JAMES J. CUNNANE, Director (3/11/38)
            CBC Capital, 264 Carlyle Lake Drive, St. Louis, Missouri 63141. Managing Director, CBC Capital (merchant banking), 1993-Present; Formerly, Senior Vice President and Chief Financial Officer, General Dynamics Corporation (defense), 1989-1993, and Director, The Arch Fund (mutual fund).

JOHN F. KROEGER, Director (8/11/24)
            P.O. Box 464, 24875 Swan Road - Martingham, St. Michaels, Maryland 21663. Director/Trustee, AIM Funds (registered investment companies); Formerly, Consultant, Wendell & Stockel Associates, Inc. (consulting firm); General Manager, Shell Oil Company.

LOUIS E. LEVY, Director (11/16/32)
            26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products) and Household International (finance and banking); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants; Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. MCDONALD, Director (7/14/32)
            Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and healthcare).

HARRY WOOLF, Director (8/12/23)
            Institute for Advanced Study, South Olden Lane, Princeton, New Jersey 08540. Professor-at-Large Emeritus, Institute for Advanced Study; Director, ATL and Spacelabs Medical Corp. (medical equipment) and Family Health International (non-profit research and education); Trustee, Reed College (education); Director, Research America (non-profit medical research); Formerly, Trustee, Rockefeller Foundation; and Director, Merrill Lynch Cluster C Funds (registered investment companies).

R. ALAN MEDAUGH, President (8/20/43)
            International Strategy and Investment Inc., 717 Fifth Avenue, New York, New York 10022. President, International Strategy and Investment Inc.; Formerly Managing Director, C.J. Lawrence Fixed Income Management (money manager).

EDWARD J. VEILLEUX, Vice President (8/26/43)
            Principal, Alex. Brown & Sons Incorporated; President, Investment Company Capital Corp. (registered investment advisor); Vice President, Armata Financial Corp. (registered broker-dealer).

GARY V. FEARNOW, Vice President (12/6/44)
            Managing Director, Alex. Brown & Sons Incorporated; Manager, Special Products Department, Alex. Brown & Sons Incorporated.

NANCY LAZAR, Vice President (8/1/57)
            International Strategy and Investment Inc., 717 Fifth Avenue, New York, New York 10022. Executive Vice President and Secretary, International Strategy and Investment Inc., 1991-Present; Formerly, Vice President, C.J. Lawrence Inc. (money manager), 1981-1991.

BRIAN C. NELSON, Vice President and Secretary (7/31/59)
            Vice President, Alex. Brown & Sons Incorporated, Investment Company Capital Corp. (registered investment advisor) and Armata Financial Corp. (registered broker-dealer); Assistant Secretary, The Glenmede Fund, Inc. and The Glenmede Portfolios (mutual funds).

CARRIE L. BUTLER, Vice President (5/1/67)
            International Strategy and Investment Inc., 717 Fifth Avenue, New York, New York 10022. Vice President, International Strategy and Investment Inc.; Formerly, Mutual Fund Sales Assistant, C.J. Lawrence Fixed Income Management (money manager), 1989-1991.

JOSEPH A. FINELLI, Treasurer (1/24/57)
            Vice President, Alex. Brown & Sons Incorporated, September 1995-Present; Treasurer, The Glenmede Fund, Inc. and The Glenmede Portfolios (mutual funds), December 1995-Present; Formerly, Vice President and Treasurer, The Delaware Group of Funds (mutual funds) and Vice President, Delaware Management Company, Inc., 1980-August 1995.

DENICE DE FLORIO, Assistant Vice President (4/23/69)
            International Strategy and Investment Inc., 717 Fifth Avenue, New York, New York 10022. Assistant Vice President, International Strategy and Investment Inc., March 1995-Present; Formerly, Assistant Portfolio Manager, Smith Barney's Municipal Money Market Funds and Taxable Money Market Funds, February 1993-February 1995 and Portfolio Administrator, Offitbank, September 1991-February 1995.

LAURIE D. DePRINE, Assistant Secretary (1/1/66)
            Asset Management Department, Alex. Brown & Sons Incorporated, 1991-Present; Formerly, Student, 1989-1991.

-------------------------

* A Director who is an "interested person" as defined in the Investment Company Act.

                  Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered, advised or distributed by Alex. Brown, Armata or ISI or by any of their respective affiliates. There are currently 12 funds in the Flag Investors/ISI Funds and Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Hyman serves as a Director of three funds in the Fund Complex. Mr. Hale serves as President and Director of one fund, Vice President of one fund and as a Director of 10 other funds in the Fund Complex. Mr. Medaugh serves as a Director and President of one fund and as President of two other funds in the Fund Complex. Mr. Price serves as a Director of seven funds in the Fund Complex. Messrs. Cunnane, Kroeger, Levy, McDonald and Woolf serve as Directors of each fund in the Fund Complex. Ms. Lazar and Ms. Butler serve as Vice Presidents and Ms. De Florio serves as an Assistant Vice President of three funds in the Fund Complex. Mr. Veilleux serves as Executive Vice President of one fund and as Vice President of each of the other funds in the Fund Complex. Mr. Nelson serves as Vice President and Secretary, Mr. Finelli serves as Treasurer and Ms. DePrine serves as Assistant Secretary, respectively, for each of the funds in the Fund Complex.

                  Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, Alex. Brown or Armata in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.


                  Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of ICC, Alex. Brown, Armata or ISI may be considered to have received remuneration indirectly. As compensation for his services as director, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (a "Non-Interested Director") receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at Board and committee meetings) from all Flag Investors/ISI Funds and Alex. Brown Cash Reserve Fund, Inc. for which he serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an aggregate annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended October 31, 1995, Non-Interested Directors' fees attributable to the assets of the Fund totalled $24,011. The following table shows aggregate compensation paid to each of the Fund's Directors by the Fund and the Fund Complex, respectively.


                                           COMPENSATION TABLE

                                        Aggregate Compensation From                  Total Compensation From the Fund
Name of Person,                        the Fund for the Fiscal Year               and Fund Complex Paid to Directors for
Position                                 Ended October 31, 1995                   the Fiscal Year Ended October 31, 1995
--------                                 ----------------------                   --------------------------------------

*Edward S. Hyman, Chairman                   $0                                                           $0

*Richard T. Hale, Vice Chairman              $0                                                           $0

*W. James Price, Vice Chairman               $0                                                           $0

James J. Cunnane, Director                   $2,529(1)                                         $29,250 for service on 13
                                                                                               boards in the Fund Complex(2)

N. Bruce Hannay, Director **                 $3,475(1)                                         $39,000 for service on 13
                                                                                               boards in the Fund Complex(2)

John F. Kroeger, Director                    $3,822(1)                                         $42,900 for service on 13
                                                                                               boards in the Fund Complex(2)

Louis E. Levy, Director                      $3,475(1)                                         $39,000 for service on 13
                                                                                               boards in the Fund Complex(2)

Eugene J. McDonald, Director                 $3,475(1)                                         $39,000 for service on 13
                                                                                               boards in the Fund Complex(2)

Harry Woolf, Director                        $3,475(1)                                         $39,000 for service on 13
                                                                                               boards in the Fund Complex(2)

-------------

* A Director who is an "interested person" as defined in the Investment Company Act.

**   Retired, effective January 31, 1996.

(1) Of the amounts paid to Messrs. Cunnane, Hannay, Kroeger, Levy, McDonald and Woolf, $2,529, $2,564, $0, $0, $3,475 and $3,475, respectively, was deferred pursuant to a deferred compensation plan.

(2)  One of these funds ceased operations on May 17, 1995.

                  The Fund Complex has adopted a Retirement Plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of five years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by him in his last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by him in his last year of service. The fee will be paid quarterly, for life, by each Fund for which he serves. The Retirement Plan is unfunded and unvested. Messrs. Kroeger and Woolf have qualified but have not yet received benefits. The Fund has two Participants, a Director who retired effective December 31, 1994 and a Director who retired effective January 31, 1996, each of whom has qualified for the Retirement Plan and will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fee is allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.


                  Beginning in December, 1994, any Director who receives fees from the Fund is permitted to defer a minimum of 50%, or up to all, of his annual compensation pursuant to a Deferred Compensation Plan.

Code of Ethics


                  The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics significantly restricts the personal investing activities of all employees of the Advisor and the directors and officers of the Fund's distributors. As described below, the Code of Ethics imposes additional, more onerous, restrictions on the Fund's investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

                  The Code of Ethics requires that all employees of the Advisor, any director or officer of the Fund's distributors, and all Non-Interested Directors, preclear any personal securities investments (with limited exceptions, such as non-volitional purchases or purchases which are part of an automatic dividend reinvestment plan). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security.


6. INVESTMENT ADVISORY AND OTHER SERVICES

                  ISI serves as the Fund's investment advisor pursuant to an investment advisory agreement dated as of April 1, 1991 (the "Advisory Agreement"). ISI is a registered investment advisor that was formed in January, 1991. ISI employs Messrs. Edward S. Hyman, the Fund's Chairman, and
R. Alan Medaugh, the Fund's President. ISI is also investment advisor to Managed Municipal Fund, Inc. and North American Government Bond Fund, Inc.

                  As described in the Fund's Prospectus, the Advisor (a) formulates and implements continuing programs for the purchases and sales of securities, (b) determines what securities (and in what proportion) shall be represented in the Fund's portfolio, (c) provides the Fund's Board of Directors with regular financial reports and analyses with respect to the Fund's portfolio investments and operations, and the operations of comparable investment companies, (d) obtains and evaluates pertinent information about economic, statistical and financial information pertinent to the Fund, (e) takes, on behalf of the Fund, all actions which appear to the Advisor necessary to carry into effect its purchase and sale programs. Any investment program undertaken by the Advisor will at all times be subject to policies and control of the Fund's Board of Directors. The Advisor shall not be liable to the Fund or its shareholders for any act or omission by the Advisor or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

                  Pursuant to the terms of the Advisory Agreement, as compensation for its services, the Advisor receives an annual fee, paid monthly, of a percentage of the average daily net assets of the Fund which varies as follows:

                                                              Incremental
                                                             Advisory Fee
                                                          (as a percentage of
  Average Daily Net Assets                             Average Daily Net Assets)
  ------------------------                             -------------------------

Less than $100,000,000                                           .20%
$100,000,000 - $200,000,000                                      .18%
$200,000,001 - $300,000,000                                      .16%
$300,000,001 - $500,000,000                                      .14%
$500,000,001 and over                                            .12%

                  In addition, the Fund pays the Advisor 1.5% of the Fund's gross income.

                  The Advisor has agreed to reduce its aggregate fees attributable to the Fund on a monthly basis for any fiscal year, to the extent required, so that the amount of the ordinary expenses of the Fund (excluding brokerage commissions, interest, taxes and extraordinary expenses such as legal claims, liabilities, litigation costs and indemnification related thereto) paid or incurred by the Fund for such fiscal year does not exceed the expense limitations applicable to the Fund imposed by the securities laws or regulations of the states in which the Shares are registered or qualified for sale as such limitations may be raised or lowered from time to time. Currently, the most restrictive of such expense limitations requires the Advisor to reduce its fees to the extent required so that ordinary expenses of the Fund (excluding brokerage commissions, interest, taxes and extraordinary expenses such as legal claims, liabilities, litigation costs and indemnification related thereto) do not exceed 2.5% of the first $30 million of the Fund's average daily net assets, 2.0% of the next $70 million of the Fund's average daily net assets and 1.5% of the Fund's average daily net assets in excess of $100 million. In addition, if required to do so by any applicable state securities laws or regulations, the Advisor will reimburse the Fund to the extent required to prevent the expense limitations of any state law or regulation from being exceeded. Expenses incurred pursuant to the Plans (see "Distribution of Fund Shares" below) would not come within state expense limitation requirements.

                  The Advisor is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates under standards established and periodically reviewed by the Board of Directors. Because purchases and sales of securities by the Fund will usually be principal transactions, the Fund will incur little, if any, brokerage commission expense. The Advisor's primary consideration in effecting securities transactions will be to obtain best price and execution. To the extent that the execution and prices of more than one dealer are comparable, the Advisor may, in its discretion, effect transactions with dealers that furnish statistical research or other information or services that may benefit the Fund's investment program.


                  The Investment Advisory Agreement will continue in effect from year to year after its initial two year term if such continuance is specifically approved (a) at least annually by the Fund's Board of Directors or by a vote of a majority of the outstanding Shares and (b) by the affirmative vote of a majority of the Non-Interested Directors by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement was most recently approved by the Fund's Board of Directors in the foregoing manner on September 25, 1995. The Fund or the Advisor may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment. For the fiscal years ended October 31, 1995, October 31, 1994 and October 31, 1993, the Fund paid fees to ISI of $999,452, $1,056,633 and $1,162,324, respectively.


7. ADMINISTRATION

                  Investment Company Capital Corp., 135 East Baltimore Street, Baltimore, Maryland 21202, provides administration services to the Fund. Such services include: monitoring the Fund's regulatory compliance, supervising all aspects of the Fund's service providers, arranging, but not paying for, the printing and mailing of prospectuses, proxy materials and shareholder reports, preparing and filing all documents required by the securities laws of any state in which the Shares are sold, establishing the Fund's budgets, monitoring the Fund's distribution plans, preparing the Fund's financial information and shareholder reports, calculating dividend and distribution payments and arranging for the preparation of state and federal tax returns.

                  The Fund compensates ICC by paying it a percentage of the Fund's average daily net assets which varies as follows:

                                                              Incremental
                                                          Administration Fee
                                                         (as a percentage of
 Average Daily Net Assets                             Average Daily Net Assets)
 ------------------------                             -------------------------

Less than $100,000,000                                         .10%
$100,000,000 - $200,000,000                                    .09%
$200,000,001 - $300,000,000                                    .08%
$300,000,001 - $500,000,000                                    .07%
$500,000,001 and over                                          .06%

                  In addition, the Fund pays ICC .50% of the Fund's annual gross income.


                  The services of ICC to the Fund are not exclusive and ICC is free to render similar services to others. For the fiscal year ended October 31, 1995 and for the period from January 1, 1994 through October 31, 1994, ICC received administration fees of $438,267 and $386,768. Prior to January 1, 1994, Alex. Brown served as the Fund's administrator. For the period from November 1, 1993 through December 31, 1993 and for the fiscal year ended October 31, 1993, Alex. Brown received an administration fee from the Fund of $82,018 and $513,355, respectively.

                  ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Transfer Agent and Accounting Services".) ICC is a wholly-owned subsidiary of Alex. Brown and an affiliate of Armata.

8. DISTRIBUTION OF FUND SHARES

                  The Flag Investors Total Return U.S. Treasury Fund Class A Shares Distribution Agreement provides that Alex. Brown has the exclusive right to distribute the Flag Investors Total Return U.S. Treasury Fund Class A Shares either directly or through other broker-dealers. The ISI Total Return U.S. Treasury Fund Shares Distribution Agreement provides that Armata has the exclusive right to distribute ISI Total Return U.S. Treasury Fund Shares, either directly or through other broker-dealers. Armata, a Maryland corporation, is a broker-dealer that was formed in 1983 and is an affiliate of ICC and Alex. Brown. (The Flag Investors Total Return U.S. Treasury Fund Class A Shares Distribution Agreement and the ISI Total Return U.S. Treasury Fund Shares Distribution Agreement are herein collectively called the "Distribution Agreements.")

                  The Distribution Agreements further provide that Alex. Brown or Armata on behalf of the relevant class, will: solicit and receive orders for the purchase of Shares; accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible; receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible; respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund; provide the Fund's Board of Directors for their review with quarterly reports required by Rule 12b-1; maintain such accounts, books and records as may be required by law or be deemed appropriate by the Fund's Board of Directors; and take all actions deemed necessary to carry into effect the distribution of the Shares. Alex. Brown and Armata have not undertaken to sell any specific number of Shares. The Distribution Agreements further provide that, in connection with the distribution of Shares, Alex. Brown or Armata will be responsible for all of their respective promotional expenses. The services by Alex. Brown and Armata to the Fund are not exclusive, and Alex. Brown and Armata shall not be liable to the Fund or its shareholders for any act or omission by Alex. Brown or Armata or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


                  As compensation for providing distribution and related administrative services as described above, the Fund will pay Alex. Brown for the Flag Investors Shares and Armata for the ISI Class Shares, on a monthly basis, an annual fee, equal to .25% of the average daily net assets of the respective class of Shares. Alex. Brown and Armata expect to allocate on a proportional basis a substantial portion of their respective annual fees to their investment representatives or up to all of their fees to broker-dealers who enter into Sub-Distribution Agreements with Alex. Brown or Armata under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from Fund shareholders concerning the status of their accounts and the operations of the Fund. For the fiscal years ended October 31, 1995, October 31, 1994 and October 31, 1993, Alex. Brown (for services performed for the Flag Investors Shares) received from the Fund aggregate 12b-1 fees in the amount of $411,117, $485,928 and $582,520, respectively and paid from such fees approximately $362,959, $410,280 and $383,983, respectively to its investment representatives as compensation and $44,701, $40,041, and $49,530, respectively to Participating Dealers as compensation. In addition, for the fiscal year ended October 31, 1995, Alex. Brown incurred expenses of $0 for advertising and $12,195 for printing and mailing of prospectuses to prospective investors. For the fiscal years ended October 31, 1995, October 31, 1994 and October 31, 1993 Armata (for services performed as distributor for the ISI Class of the Fund's shares) received from the Fund aggregate 12b-1 fees of $501,139, $544,678 and $549,662, respectively and paid from such fees $483,565, $517,078 and $546,159, respectively, to Participating Dealers as compensation. From amounts received from the Fund during such periods, Armata paid no fees to its investment representatives. In addition, for the fiscal year ended October 31, 1995, Armata incurred expenses of $7,020 for advertising and $6,253 for printing and mailing prospectuses to prospective investors. For the period from November 9, 1992 through February 27, 1994, Alex. Brown was also distributor for the Flag Investors Class D Shares (known at the time as the Flag Investors Class B Shares) pursuant to the Plan of Distribution in effect for such class. For distribution services for such shares for the periods from November 1, 1993 through October 20, 1994 and from November 9, 1992 through October 31, 1993, Alex. Brown received from the Fund aggregate 12b-1 fees of $9,735 and $6,282, respectively. From amounts received from the Fund during such periods, Alex. Brown paid no fees to its investment representatives or to Participating Dealers.


                  Pursuant to Rule 12b-1 under the Investment Company Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for each of its classes of Shares (the "Plans"). Under the Plans, the Fund pays a fee to Alex. Brown or Armata for distribution and other shareholder servicing assistance as set forth in the Distribution Agreements, and Alex. Brown and Armata are authorized to make payments out of their fees to their investment representatives, to Participating Dealers and to Shareholder Servicing Agents. Payments to Participating Dealers and Shareholder Servicing Agents, if applicable, may not exceed fees payable to the distributor of the respective class of the Fund's Shares under the Plans.


                  The Distribution Agreements, forms of Sub-Distribution Agreements and the Plans were most recently approved by the Fund's Board of Directors, including a majority of the Non- Interested Directors (who have no direct or indirect financial interest in the Plans or the Distribution Agreements or any Sub-Distribution Agreement) on September 25, 1995. The Distribution Agreements and the Plans will remain in effect from year to year as specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Non-Interested Directors, by votes cast in person at a meeting called for such purpose.


                  In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreements without the approval of the shareholders of the respective classes of the Fund. The Plans may be terminated at any time, and the Distribution Agreements may be terminated at any time upon 60 days' notice, without penalty, by a vote of a majority of the Fund's Non-Interested Directors or by a vote of a majority of the outstanding Shares. Any Sub-Distribution Agreement may be terminated in the same manner at any time. The Distribution Agreements and any Sub-Distribution Agreement shall automatically terminate in the event of assignment.

                  During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to Alex. Brown and Armata pursuant to the Distribution Agreements, to Participating Dealers pursuant to

Sub-Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Non-Interested Directors shall be committed to the discretion of the Non-Interested Directors then in office.

                  In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks, to act as Shareholder Servicing Agents, pursuant to which Alex. Brown and Armata will allocate a portion of their respective distribution fees as compensation for such financial institutions' ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations from various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the applicable Prospectus and this Statement of Additional Information in conjunction with any such institution's fee schedule. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.


                  For the fiscal years ended October 31, 1995, October 31, 1994 and October 31, 1993, Alex. Brown received sales commissions on the Flag Investors Class A Shares of $971,034, $310,376 and $538,275 and from such amounts retained $177,202, $281,454 and $387,481 in each such year, respectively. For the fiscal years ended October 31, 1995, October 31, 1994 and October 31, 1993, Armata received sales commissions on the ISI Class Shares of $635,954, $426,023 and $1,067,706 and from such amounts retained $53,363, $57,564 and $189,792 in each such year, respectively.


                  Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory, administration and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions, if any, chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses of the Fund and supplements thereto to the shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Non-Interested Directors and Non-Interested members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel or independent auditors, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel

(including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by Alex. Brown, ICC or Armata.

9. PORTFOLIO TRANSACTIONS

                  The Advisor is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates. Since purchases and sales of portfolio securities by the Fund are usually principal transactions, the Fund incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to broker-dealers serving as market makers usually includes a mark-up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter.

                  The Advisor's primary consideration in effecting security transactions is to obtain, on an overall basis, the best net price and the most favorable execution of orders. To the extent that the execution and prices offered by more than one broker-dealer are comparable, the Advisor may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services which the Advisor deems to be beneficial to the Fund's investment program. Such research services supplement the Advisor's own research. Research services may include the following: statistical and background information on the U.S. economy, industry groups and individual companies; forecasts and interpretations with respect to the U.S. money markets; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; the providing of equipment used to communicate research information; and the providing of access to consultants who supply research information. Certain research services furnished by broker-dealers may be useful to the Advisor with clients other than the Fund. Similarly, any research services received by the Advisor through placement of portfolio transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to the Advisor by a broker-dealer. The Advisor is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Advisor's research and analysis. Therefore, it may tend to benefit the Fund by improving the quality of the Advisor's investment advice.


                  For the fiscal years ended October 31, 1995, October 31, 1994 and October 31, 1993, no brokerage commissions were paid by the Fund.

                  The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) which the Fund has acquired during its most recent fiscal year. As of October 31, 1995, the Fund held a 5.75% repurchase agreement issued by Goldman Sachs & Co. valued at $25,240,000. Goldman Sachs & Co. is one of the Fund's "regular brokers or dealers."

10. CAPITAL SHARES

                  Under the Fund's Articles of Incorporation, the Fund may issue up to 100 million Shares of its capital stock with a par value of $.001 per Share.


                  The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated four classes of Shares: Flag Investors Total Return U.S. Treasury Fund Class A Shares (formerly known as the Flag Investors Total Return U.S. Treasury Fund Shares), Flag Investors Total Return U.S. Treasury Fund Class B Shares, Flag Investors Total Return U.S. Treasury Fund Class D Shares and ISI Total Return U.S. Treasury Fund Shares. The Flag Investors Total Return U.S. Treasury Fund Class B Shares and the Flag Investors Total Return U.S. Treasury Fund Class D Shares are not currently being offered. All Shares of the Fund regardless of class have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series will vote separately. Any such series will be a separately managed portfolio and shareholders of each series will have an undivided interest in the net assets of that series. For tax purposes, the series will be treated as separate entities. Generally, each class of Shares issued by a particular series will be identical to every other class and expenses of the Fund (other than 12b-1 fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.


                  Shareholders of the Fund do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund.

                  The Fund's By-laws provide that any director of the Fund may be removed by the shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors. A meeting to consider the removal of any Director or Directors of the Fund will be called by the Secretary of the Fund upon the written request of the holders of at least one-tenth of the outstanding Shares of the Fund entitled to vote at such meeting.

                  There are no preemptive, conversion or exchange rights applicable to any of the Shares. The Fund's issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of Shares if there is more than one series) after all debts and expenses have been paid.

                  As used in this Statement of Additional Information, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

11. REPORTS

                  The Fund furnishes shareholders with semi-annual and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors.


12. CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES


                  PNC Bank, National Association ("PNC Bank"), Airport Business Park, 200 Stevens Drive, Lester, Pennsylvania 19113, a subsidiary of PNC Bank Corp., has been retained to act as custodian of the Fund's investments. PNC Bank receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by PNC Bank and the Fund. Investment Company Capital Corp., 135 East Baltimore Street, Baltimore, Maryland 21202 (telephone: (800) 553-8080 for the Flag Investors Shares Class and (800) 882-8585 for the ISI Shares Class) has been retained to act as the Fund's transfer and dividend disbursing agent. As compensation for these services, ICC receives up to $15.17 per account per year plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended October 31, 1995, such fees totalled $204,806.

                  ICC also provides accounting services to the Fund. As compensation for these services, ICC is entitled to receive an annual fee, calculated daily and paid monthly, as shown below.



       Average Net Assets                    Incremental Annual Accounting Fee
       ------------------                    ---------------------------------

$          0      -  $   10,000,000                    $13,000(fixed fee)
$ 10,000,000      -  $   20,000,000                                 .100%
$ 20,000,000      -  $   30,000,000                                 .080%
$ 30,000,000      -  $   40,000,000                                 .060%
$ 40,000,000      -  $   50,000,000                                 .050%
$ 50,000,000      -  $   60,000,000                                 .040%
$ 60,000,000      -  $   70,000,000                                 .030%
$ 70,000,000      -  $  100,000,000                                 .020%
$100,000,000      -  $  500,000,000                                 .015%
$500,000,000      -  $1,000,000,000                                 .005%
over $1,000,000,000                                                 .001%

                  In addition, the Fund will reimburse ICC for the following out-of-pocket expenses incurred in connection with ICC's provision of accounting services: express delivery service, independent pricing and storage. As compensation for providing accounting services for the fiscal year ended October 31, 1995, ICC received fees of $94,737.

                  ICC also serves as the Fund's administrator.

13. INDEPENDENT AUDITORS


                  The annual financial statements of the Fund are audited by the Fund's independent auditors, Deloitte & Touche LLP. Deloitte & Touche LLP has offices at 2 Hilton Court, P.O. Box 319, Parsippany, New Jersey 07054.


14. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


                  As of February 8, 1996, to Fund management's knowledge, the following persons owned of record or beneficially 5% or more of the Fund's outstanding Shares.

      Flag Investors Shares

      Alex. Brown & Sons Incorporated                                  73.50%*
      135 East Baltimore Street
      Baltimore, MD 21202
------------
*Alex Brown owned beneficially less than 1% of such share.


                  As of such date, to Fund management's knowledge, Directors and officers as a group owned less than 1% of the Fund's total outstanding Shares of either class.



15. PERFORMANCE AND YIELD COMPUTATIONS

                  For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance generally will be stated both in terms of total return and in terms of yield. However, the Fund may also from time to time state the performance of the Fund solely in terms of total return.

Total Return Calculation

                  The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

               n
      P (1 + T)  = ERV

    Where:  P =   a hypothetical initial payment of $1,000

      T =         average annual total return

      n =         number of years (1, 5 or 10)

                  ERV =    ending redeemable value at the end of the 1,
                  5 or 10 year periods (or fractional portion thereof)of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

                  Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Fund's registration statement or the date the Fund (or a series) commenced operations (provided such date is subsequent to the date the registration statement became effective). During its first year of operation the Fund may, in lieu of annualizing its total return, use an aggregate total return calculated in the same manner. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund.

                  The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges (as distinguished from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in Shares). The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                  Calculated according to SEC rules for the one year period ended September 30, 1995, the ending redeemable value of a hypothetical $1,000 payment for each of the Flag Investors Shares and the ISI Shares was $1,103 and $1,104, respectively, resulting in a total return for such Shares equal to 10.34% and 10.40%, respectively. For the five year period ended September 30, 1995, the ending redeemable value of a hypothetical $1,000 payment for each of the Flag Investors and the ISI Shares was $1,566 and $1,567, respectively, resulting in a total return for such Shares equal to 9.39% and 9.40%, respectively. For the period from August 10, 1988 (commencement of operations) through the end of the Fund's most recent calendar quarter on September 30, 1995, the ending redeemable value of a hypothetical $1,000 payment for each of the Flag Investors and the ISI Shares was $1,795 and $1,796, respectively, resulting in an average annual total return for such Shares equal to 8.54% and 8.56%, respectively.

                  Calculated according to the alternative computation which assumes no sales charges and reinvestment of all distributions, for the one year period ended October 31, 1995, the ending redeemable value of a hypothetical $10,000 investment in the Flag Investors or ISI Shares was $11,810 resulting in a total return for such Shares equal to 18.11%. For the five year period ended October 31, 1995, the ending redeemable value of a hypothetical $10,000 investment in Flag Investors or ISI Shares was $16,410, resulting in a total return for such Shares equal to 10.4%. For the period from August 10, 1988 (commencement of operations) through the end of the Fund's most recent fiscal year on October 31, 1995, the ending redeemable value of a hypothetical $10,000 investment in the Flag Investors or ISI Shares was $19,198 resulting in an average annual total return for such Shares equal to 9.4%.

Yield Calculations

                  The yield based on the 30 day period ended October 31, 1995 was 5.33% for the Flag Investors Shares and 5.34% for the ISI Shares, computed in the manner discussed below. The yield of the Fund is calculated by dividing the net investment income per Share earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and analyzing the result on a semiannual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's yield calculations assume a maximum sales charge of 4.50% for the Flag Investors Total Return U.S. Treasury Fund Class A Shares and a maximum sales charge of 4.45% for the ISI Total Return U.S. Treasury Fund Shares. The Fund's net investment income per Share earned during the period is based on the average daily number of Shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.


                  Except as noted below, for the purpose of determining net investment income earned during the period, interest earned on debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, based on the purchase price (plus actual accrued interest), dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

                  Undeclared earned income will be subtracted from the net asset value per share. Undeclared earned income is net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

16. FINANCIAL STATEMENTS.

                  See next page.

                                     [LOGO]

                        TOTAL RETURN U.S. TREASURY FUND
--------------------------------------------------------------------------------

Statement of Net Assets                                         October 31, 1995

                                                    PAR         VALUE
INTEREST RATE                    MATURITY DATE     (000)      (NOTE A)
-------------------------------------------------------------------------
U.S. TREASURY BONDS - 55.4%
      10.375%                        11/15/09    $  12,500  $  16,099,612
       9.250                          2/15/16       65,000     85,840,625
       7.250                          5/15/16       30,000     32,868,750
       8.875                          2/15/19       45,000     58,099,230
       8.500                          2/15/20       10,000     12,495,310
                                                            -------------
  TOTAL U.S. TREASURY BONDS
    (Cost $203,503,896)...................................    205,403,527
                                                            -------------

U.S. TREASURY NOTES - 35.1%
       7.875                          7/31/96       46,700     47,458,875
       5.750                          8/15/03       83,700     82,509,870
                                                            -------------
  TOTAL U.S. TREASURY NOTES
    (Cost $130,668,720)...................................    129,968,745
                                                            -------------

ZERO COUPON U.S. TREASURY BONDS (S.T.R.I.P.S.) - 1.3%
    S.T.R.I.P.S. (Principal Only)
       6.572%*                        8/15/17       20,500      4,939,209
                                                            -------------
  TOTAL U.S. TREASURY STRIPS
    (Cost $4,671,341).....................................      4,939,209
                                                            -------------

REPURCHASE AGREEMENTS - 6.8%
GOLDMAN SACHS & CO., 5.75%
  Dated 10/31/95, to be repurchased on 11/1/95,
  collateralized by U.S. Treasury Bonds with a
  market value of $25,745,920
  (Cost $25,240,000)...........................     25,240     25,240,000
                                                            -------------

                                     [LOGO]

                                     [LOGO]

                        TOTAL RETURN U.S. TREASURY FUND
--------------------------------------------------------------------------------

Statement of Net Assets (CONCLUDED)                             October 31, 1995

                                                                                   VALUE
                                                                                 (NOTE A)
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES - 98.6%
  (Cost $364,083,957)**......................................................  $ 365,551,481

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 1.4%............................      5,269,210
                                                                               -------------

NET ASSETS - 100.0%..........................................................  $ 370,820,691
                                                                               -------------
                                                                               -------------

NET ASSET VALUE AND REDEMPTION PRICE PER:
  FLAG INVESTORS CLASS A SHARE
    ($164,205,925  DIVIDED BY 16,119,600 shares outstanding).................         $10.19
  ISI CLASS SHARE
    ($206,614,766  DIVIDED BY 20,277,563 shares outstanding).................         $10.19

MAXIMUM OFFERING PRICE PER:
  FLAG INVESTORS CLASS A SHARE
    ($10.19  DIVIDED BY .955)................................................         $10.67
  ISI CLASS SHARE
    ($10.19  DIVIDED BY .9555)...............................................         $10.66
--------------------------------------------------------------------------------------------

 *Yield as of October 31, 1995.
**Also aggregate cost for federal tax purposes.
See accompanying Notes to Financial Statements.

                                     [LOGO]

                                     [LOGO]

                        TOTAL RETURN U.S. TREASURY FUND
--------------------------------------------------------------------------------

Statement of Operations                      For the Year Ended October 31, 1995

-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE A):
  Interest...................................................................................  $ 24,592,183
                                                                                               ------------

EXPENSES:
  Investment advisory fee (Note B)...........................................................       999,452
  Distribution fee (Note B)..................................................................       912,256
  Administration fees (Note B)...............................................................       438,267
  Transfer agent fees (Note B)...............................................................       204,806
  Accounting fee (Note B)....................................................................        94,737
  Printing and postage.......................................................................        61,802
  Custodian fees.............................................................................        58,167
  Legal......................................................................................        47,433
  Directors' fees............................................................................        24,011
  Audit......................................................................................        23,976
  Miscellaneous..............................................................................        19,007
  Insurance..................................................................................        15,959
  Registration fees..........................................................................         9,815
                                                                                               ------------
    Total expenses...........................................................................     2,909,688
                                                                                               ------------
  Net investment income......................................................................    21,682,495
                                                                                               ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized gain from security transactions...............................................     2,796,088
  Change in unrealized appreciation/(depreciation) of investments............................    36,191,069
                                                                                               ------------
  Net gain on investments....................................................................    38,987,157
                                                                                               ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........................................  $ 60,669,652
                                                                                               ------------
                                                                                               ------------

-----------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

                                     [LOGO]

                                     [LOGO]

                        TOTAL RETURN U.S. TREASURY FUND
--------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                                          FOR THE YEAR ENDED OCTOBER 31,
                                                                        -----------------------------------
                                                                             1995               1994
-----------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income.............................................   $  21,682,495     $   20,608,620
    Net gain from security transactions...............................       2,796,088          2,694,502
    Change in unrealized appreciation/(depreciation) of investments...      36,191,069        (50,587,386)
                                                                        ---------------  ------------------
    Net increase/(decrease) in net assets resulting from operations...      60,669,652        (27,284,264)
                                                                        ---------------  ------------------

DIVIDENDS TO SHAREHOLDERS FROM:
    Net investment income:
      Flag Investors Class A Shares...................................      (9,785,285)        (9,667,725)
      Flag Investors Class B Shares...................................              --            (69,473)
      ISI Class Shares................................................     (11,897,210)       (10,871,422)
    Net realized short-term gains:
      Flag Investors Class A Shares...................................      (1,162,209)        (3,322,794)
      Flag Investors Class B Shares...................................              --            (48,182)
      ISI Class Shares................................................      (1,385,249)        (3,643,272)
    Net realized long-term gains:
      Flag Investors Class A Shares...................................              --        (16,299,585)
      Flag Investors Class B Shares...................................              --           (138,210)
      ISI Class Shares................................................              --        (16,877,555)
                                                                        ---------------  ------------------
    Total distributions...............................................     (24,229,953)       (60,938,218)
                                                                        ---------------  ------------------

CAPITAL SHARE TRANSACTIONS (NOTE C):
    Proceeds from sale of shares......................................      31,613,586         53,031,045
    Value of shares issued in reinvestment of dividends...............      15,133,836         39,758,572
    Cost of shares repurchased........................................     (87,824,419)       (87,607,047)
                                                                        ---------------  ------------------
    Increase/(decrease) in net assets derived from
      capital share transactions......................................     (41,076,997)         5,182,570
                                                                        ---------------  ------------------
    Total decrease in net assets......................................      (4,637,298)       (83,039,912)

NET ASSETS:
    Beginning of period...............................................     375,457,989        458,497,901
                                                                        ---------------  ------------------
    End of period.....................................................   $ 370,820,691     $  375,457,989
                                                                        ---------------  ------------------
                                                                        ---------------  ------------------
-----------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

                                     [LOGO]

                                     [LOGO]

                        TOTAL RETURN U.S. TREASURY FUND
--------------------------------------------------------------------------------

Financial Highlights -- Flag Investors Class A and ISI Class Shares (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                         FOR THE YEAR ENDED OCTOBER 31,
                                                         ---------------------------------------------------------------
                                                            1995         1994         1993         1992         1991
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value at beginning of year.................    $    9.22    $   11.35    $   10.47    $   10.41    $    9.76
                                                         -----------  -----------  -----------  -----------  -----------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income................................         0.57         0.51         0.62         0.76         0.70
  Net realized and unrealized gain/(loss)
    on investments.....................................         1.04        (1.16)        1.12         0.05         0.79
                                                         -----------  -----------  -----------  -----------  -----------
  Total from Investment Operations.....................         1.61        (0.65)        1.74         0.81         1.49

LESS DISTRIBUTIONS:
  Dividends from net investment income
    and short-term gains...............................        (0.64)       (1.20)       (0.79)       (0.70)       (0.84)
  Distributions from net realized
    long-term gains....................................           --        (0.28)       (0.07)       (0.05)        --
                                                         -----------  -----------  -----------  -----------  -----------
  Total distributions..................................        (0.64)       (1.48)*      (0.86)       (0.75)       (0.84)
                                                         -----------  -----------  -----------  -----------  -----------
  Net asset value at end of year.......................  $     10.19 $       9.22 $      11.35 $      10.47 $      10.41
                                                         -----------  -----------  -----------  -----------  -----------
                                                         -----------  -----------  -----------  -----------  -----------

TOTAL RETURN...........................................        18.09%       (6.22)%      17.33%        8.96%       15.89%

RATIOS TO AVERAGE NET ASSETS:
  Expenses.............................................         0.80%        0.77%        0.77%        0.77%        0.87%
  Net investment income................................         5.94%        4.98%        5.21%        5.65%        6.88%

SUPPLEMENTAL DATA:
  Net assets at end of year (000):
    Flag Investors Class A Shares......................     $164,206     $175,149     $224,790     $250,210     $237,688
    ISI Class Shares...................................     $206,615     $200,309     $232,103     $207,518     $168,128

  Portfolio turnover rate..............................          194%          68%         249%         191%         141%

------------------------------------------------------------------------------------------------------------------------

*Distributions to shareholders include $.05 per share return of capital.

See accompanying Notes to Financial Statements.

                                     [LOGO]

                                     [LOGO]

                        TOTAL RETURN U.S. TREASURY FUND
--------------------------------------------------------------------------------

Notes to Financial Statements

A. SIGNIFICANT ACCOUNTING POLICIES -- Total Return
   U.S. Treasury Fund, Inc. (the "Fund") was organized as a Maryland Corporation on June 3, 1988 and commenced operations on August 10, 1988. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. At October 31, 1995, the Fund consisted of two classes of shares: ISI Total Return U.S. Treasury Fund ("ISI Class") and Flag Investors Total Return U.S. Treasury Fund Class A Shares ("Flag Investors Class A"). The Flag Investors Class A and the ISI Class Shares each have different sales loads. As of March 1, 1994, the previously offered Flag Investors Total Return U.S. Treasury Fund Class B Shares ("Flag Investors Class B") were no longer offered. All Class B Shares not exchanged into Class A Shares or previously redeemed were redeemed as of October 20, 1994. Significant accounting policies are as follows:

   SECURITY VALUATION -- Portfolio securities that are listed on a national securities exchange are valued on the basis of their last sale price or, in the absence of recorded sales, at the average of readily available closing bid and asked prices. Securities or other assets for which market quotations are not readily available are valued at their fair value so determined in good faith by the Investment Advisor under procedures established and monitored by the Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market.

   REPURCHASE AGREEMENTS -- The Fund may agree to purchase money market instruments subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller, under a repurchase agreement, will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreement is conditioned upon the collateral being deposited under the Federal Reserve book-entry system.

   FEDERAL INCOME TAXES -- No provision is made for federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make requisite distributions to shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes. The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income and net realized capital gains.

   OTHER -- Security transactions are accounted for on the trade date and the cost of investments sold or redeemed is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis and includes, when applicable, the pro rata amortization of premiums and accretion of discounts.

B. INVESTMENT ADVISORY FEE, TRANSACTIONS WITH
   AFFILIATES AND OTHER FEES -- International Strategy & Investment Inc. ("ISI") serves as the Fund's investment advisor and Investment Company Capital Corp. ("ICC"), a subsidiary of Alex. Brown & Sons Incorporated ("Alex. Brown"), serves as the Fund's administrator. As compensation for its advisory services, ISI receives from the Fund an annual fee, calculated daily and paid monthly, at the annual rate of .20% of the first $100 million of the Fund's average daily net assets; .18% of the Fund's average daily net assets in excess of $100 million but not exceeding $200 million; .16% of the Fund's average daily net assets in excess of $200 million but not exceeding $300 million; .14% of the Fund's average daily net assets in excess of $300 million but not exceeding $500 million; and .12% of the Fund's average daily net assets in excess of $500 million. In addition, the Fund pays the investment advisor 1.5% of the Fund's gross income.

                                     [LOGO]

                                     [LOGO]

                        TOTAL RETURN U.S. TREASURY FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (CONTINUED)

   As compensation for its administrative services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, at the annual rate of .10% of the first $100 million of the Fund's average daily net assets; .09% of the Fund's average daily net assets in excess of $100 million but not exceeding $200 million; .08% of the Fund's average daily net assets in excess of $200 million but not exceeding $300 million; .07% of the Fund's average daily net assets in excess of $300 million but not exceeding $500 million; and .06% of the Fund's average daily net assets in excess of $500 million. In addition, the Fund pays the administrator .50% of the Fund's gross income.

   As compensation for its accounting services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, based on the Fund's average daily net assets. ICC received $94,737 for accounting services for the year ended October 31, 1995.

   As compensation for its transfer agent services, ICC receives from the Fund a per account fee, calculated and paid monthly. ICC received $204,806 for transfer agent services for the year ended October 31, 1995.

   As compensation for providing distribution services, Armata Financial Corp., an affiliate of Alex. Brown, receives from the Fund an annual fee, calculated daily and paid monthly, at an annual rate equal to .25% of the average daily net assets of the ISI Class Shares. Alex. Brown receives from the Fund an annual fee, calculated daily and paid monthly, at the annual rate of .25% of the average daily net assets of the Flag Investors Class A Shares. For the year ended October 31, 1995, distribution fees aggregated $912,256, of which $501,139 and $411,117 were allocated to the ISI Class and Flag Investors Class A Shares, respectively.

C. CAPITAL SHARE TRANSACTIONS -- At October 31,
   1995, there were 100 million shares of $.001 par value common stock authorized. Transactions of the Fund were as follows:

                            Flag Investors Class A Shares
                            ------------------------------
                            For the Year Ended October 31,
                            ------------------------------

                                 1995            1994
                            --------------  --------------
Shares sold...............         726,425       1,644,765
Shares issued to
  shareholders on
  reinvestment of
  dividends...............         653,526       1,794,890
Shares redeemed...........      (4,262,626)     (4,249,405)
                            --------------  --------------
Net decrease in shares
  outstanding.............      (2,882,675)       (809,750)
                            --------------  --------------
                            --------------  --------------
Proceeds from sale of
  shares..................  $    7,023,050  $   16,544,622
Reinvested dividends......       6,240,023      18,068,172
Net asset value of shares
  redeemed................     (40,514,349)    (41,772,070)
                            --------------  --------------
Net decrease from capital
  share transactions......  $  (27,251,276) $   (7,159,276)
                            --------------  --------------
                            --------------  --------------

                                     [LOGO]

                                     [LOGO]

                        TOTAL RETURN U.S. TREASURY FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (CONCLUDED)

                                     ISI Class Shares
                              ------------------------------
                              For the Year Ended October 31,
                              ------------------------------

                                   1995            1994
                              --------------  --------------
Shares sold.................       2,579,624       3,572,802
Shares issued to
  shareholders on
  reinvestment of
  dividends.................         929,740       2,141,783
Shares redeemed.............      (4,961,123)     (4,441,121)
                              --------------  --------------
Net increase/(decrease) in
  shares outstanding........      (1,451,759)      1,273,464
                              --------------  --------------
                              --------------  --------------
Proceeds from sale of
  shares....................  $   24,590,536  $   35,603,196
Reinvested dividends........       8,893,813      21,518,947
Net asset value of shares
  redeemed..................     (47,310,070)    (43,262,704)
                              --------------  --------------
Net increase/(decrease) from
  capital share
  transactions..............  $  (13,825,721) $   13,859,439
                              --------------  --------------
                              --------------  --------------

                                   Flag Investors Class B
                                           Shares
                                 ---------------------------
                                 For the Period Nov. 1, 1993
                                      to Oct. 20, 1994*
                                 ---------------------------
Shares sold....................                 83,459
Shares issued to shareholders
  on reinvestment of
  dividends....................                 16,938
Shares redeemed................               (242,301)
                                         -------------
Net decrease in shares
  outstanding..................               (141,904)
                                         -------------
                                         -------------
Proceeds from sale of shares...        $       883,227
Reinvested dividends...........                171,453
Net asset value of shares
  redeemed.....................             (2,572,273)
                                         -------------
Net decrease from capital share
  transactions.................        $    (1,517,593)
                                         -------------
                                         -------------
------------------------------------------------------------
* Final redemption date.

D. INVESTMENT TRANSACTIONS -- Purchases and sales of investment securities, other than short-term obligations, aggregated $658,047,217 and $650,979,192, respectively, for the year ended October 31, 1995.

   At October 31, 1995, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost was $2,786,291 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value was $1,318,767.

E. NET ASSETS -- At October 31, 1995, net assets consisted of:

Paid-in Capital:
  Flag Investors
    Class A Shares..........  $ 161,528,337
  ISI Class Shares..........    207,576,200
Accumulated net realized
  gain from security
  transactions..............        248,630
Unrealized appreciation of
  investments...............      1,467,524
                              -------------
                              $ 370,820,691
                              -------------
                              -------------

                                     [LOGO]

                                     [LOGO]

                        TOTAL RETURN U.S. TREASURY FUND
--------------------------------------------------------------------------------

Independent Auditors' Report

The Board of Directors and Shareholders,
Total Return U.S. Treasury Fund, Inc.:

    We have audited the accompanying statement of net assets of Total Return U.S. Treasury Fund, Inc. as of October 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements and financial highlights represent fairly, in all material respects, the financial position of Total Return U.S. Treasury Fund, Inc. as of October 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Parsippany, New Jersey
December 6, 1995

                                     [LOGO]

PART C.           OTHER INFORMATION
-------           -----------------
Item 24.          Financial Statements and Exhibits
                  ---------------------------------

                  List all financial statements and exhibits filed as part of the Registration Statement.

         (a) Financial statements:

              (1)    Included in Part A of the Registration Statement:


                     - Financial Highlights for the fiscal years ended October 31, 1995, October 31, 1994, October 31, 1993,
                          October 31, 1992, October 31, 1991, October 31, 1990
                          and October 31, 1989 and for the period from August 10, 1988 (commencement of operations) through October 31, 1988


              (2)    Included in Part B of the Registration Statement:

                     -    Independent Auditors' Report


                     -    Statement of Net Assets as of October 31, 1995

                     - Statement of Operations for the fiscal year ended October 31, 1995

                     - Statements of Changes in Net Assets for the fiscal years ended October 31, 1995 and October 31, 1994

                     - Financial Highlights for the fiscal years ended October 31, 1995, October 31, 1994, October 31, 1993,
                          October 31, 1992 and October 31, 1991

                     -    Notes to Financial Statements

              (3) All required financial statements are included in parts A and B hereof. All other financial statements and schedules are inapplicable.

         (b)  Exhibits:

              (1)    (a)1 Articles of Incorporation.


                     (b)1 Articles Supplementary dated December 18, 1991.

                     (c)1 Articles Supplementary to Registrant's Articles of
                          Incorporation dated December 15, 1993.

                     (d)1 Articles Supplementary.

              (2)1   By-Laws.

              (3)    None.


              (4)    (a)2 Specimen Certificate of Common Stock, $.001 par value with respect to Registrant's Flag Investors Total Return U.S. Treasury Fund Class A Shares.

                     (b)3 Specimen Certificate of Common Stock, $.001 par value with respect to Registrant's ISI Total Return U.S. Treasury Fund Shares.

                     (c)3 Specimen Certificate of Common Stock, $.001 par value with respect to Registrant's Flag Investors Total Return U.S. Treasury Fund Class B Shares (later renamed Class D Shares).


              (5)1 Investment Advisory Agreement dated April 1, 1991 between Registrant and International Strategy and Investment Inc.

              (6)1   (a)  Distribution Agreement between Registrant and Alex.
                          Brown & Sons Incorporated with respect to Flag Investors Total Return U.S. Treasury Fund Class A Shares.


                     (b) Registrant's Participating Dealer Agreement between Alex. Brown & Sons Incorporated and Participating Dealers with respect to Flag Investors Total Return U.S. Treasury Fund Shares.

                     (c) Form of Registrant's Shareholder Servicing Agreement between the Fund and Shareholder Servicing Agents.


                     (d) Distribution Agreement dated November 30, 1990 between Registrant and Armata Financial Corp. with respect to ISI Total Return U.S. Treasury Fund Shares.

                     (e) Participating Dealer Agreement between Armata Financial Corp. and Participating Dealers with respect to ISI Total Return U.S. Treasury Fund Shares.

              (7)         None.

              (8)1 Custodian Agreement between Registrant and Provident National Bank of Philadelphia.


              (9)    (a)1 Master Services Agreement between Registrant and
                          Investment Company Capital Corp. with Appendices for the provision of Administration, Accounting and Transfer Agency Services.

              (9)    (b)  License Agreement between Registrant and Alex. Brown
                          Incorporated.

              (10)1  Opinion of Counsel.

              (11)1  Consent of Deloitte & Touche LLP.

              (12)   None.


              (13)1  Subscription Agreements.


              (14)   None.

              (15)   (a)1 Plan of Distribution of Registrant for its Flag
                          Investors Total Return U.S. Treasury Fund Class A Shares.

                     (b)1 Plan of Distribution of Registrant for its ISI Total
                          Return U.S. Treasury Fund Shares.

              (16)1  Schedule of Computation of Performance Quotations
                     (unaudited).

              (18)1  Rule 18f-3 Plan.

              (24)1  Powers of Attorney.

              (27)1  Financial Data Schedule.
-----------------------

1        Filed herewith.

2 Incorporated by reference to Pre-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission on August 4, 1988.


3 Incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission on February 23, 1994.


Item 25. Persons Controlled by or under Common Control with Registrant.
         --------------------------------------------------------------
         Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant and as to each such person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, and (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.

         None.

Item 26. Number of Holders of Securities
         -------------------------------
         State in substantially the tabular form indicated, as of a specified date within 90 days prior to the date of filing, the number of record holders of each class of securities of the Registrant.


         The following information is given as of January 11, 1996.

         Title of Class                     Number of Record Holders
         --------------                     ------------------------
Shares of Capital Stock
         Flag Investors Total Return U.S.
              Treasury Fund Shares - Class A           3,231

         ISI Total Return U.S. Treasury Fund Shares    5,504

Item 27.  Indemnification
          ---------------

         State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

         Under the terms of the Fund's Articles of Incorporation, the Registrant may indemnify each of its Directors and officers (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the corporation has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any such indemnified person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body except with respect to any matter as to which such person shall have been finally adjudicated in any such action, suit or other proceeding where (a) the act or omission of the director was material to the cause of action adjudicated; the act or omission was committed in bad faith or was the result of active and deliberate dishonesty; the director actually received an improper personal benefit in money, property, or services or in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful, or (b) to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. Termination of any proceeding by conviction or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment creates a rebuttable presumption that the director did not meet the standard of conduct. No such presumption results from the termination of any proceeding by judgment, order or settlement. Expenses, including counsel fees so incurred by any such person (but excluding amounts paid in satisfaction of judgment, in compromise or as fines or penalties), shall be paid from time to time by the Registrant in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay amounts so paid to the Fund if it is ultimately determined that indemnification of such expenses is not authorized under the Articles of Incorporation, provided, however, that such person shall have affirmed that he in good faith believes that he has met the standard of conduct necessary for indemnification and shall have provided a written undertaking to repay the amount if it is ultimately determined that the standard of conduct has not been met and either a majority of the Directors acting on the matter who are not parties to such action (provided that at least two of such Directors then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts that there is reason to believe that such person will be found entitled to indemnification under the Articles of Incorporation.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested, non-party directors of the Fund, or an independent legal counsel in a written opinion, based on review of readily available facts.

Item 28.      Business and Other Connections of Investment Advisor.
              -----------------------------------------------------

         Describe any other business, profession, vocation or employment of a substantial nature in which the investment advisor of the Registrant, and each director, officer or partner of any such investment advisor, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.


         During the past two fiscal years: Edward S. Hyman, Jr., Chairman of the Investment Advisor, served as Chairman and a Member of the Board of Directors of the Registrant; R. Alan Medaugh, President of the Investment Advisor, served as President of the Registrant; Nancy Lazar, Executive Vice President and Secretary of the Investment Advisor, served as a Vice President of the Registrant; Carrie
L. Butler, Vice President of the Investment Advisor, served as Vice President (since March 1995) and as an Assistant Vice President (from 1991 - 1995) of the Registrant; and Denice De Florio, Assistant Vice President of the Investment Advisor, served as Assistant Vice President of the Registrant since March 1995. Prior thereto, Ms. De Florio served as Assistant Portfolio Manager, Smith Barney's Municipal Money Market Funds and Taxable Money Market Funds.



Item 29.      Principal Underwriters
              ----------------------
ALEX. BROWN


         (a) Alex. Brown & Sons Incorporated acts as distributor for Alex. Brown Cash Reserve Fund, Inc., Flag Investors Telephone Income Fund, Inc., Flag Investors International Fund, Inc., Flag Investors Emerging Growth Fund, Inc., the Flag Investors Shares Class of Managed Municipal Fund, Inc., Flag Investors Intermediate-Term Income Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors Maryland Intermediate Tax Free Income Fund, Inc., Flag Investors Real Estate Securities Fund, Inc. and Flag Investors Equity Partners Fund, Inc., all registered open-end management investment companies.



     (b)

                                                                                         Position and
        Names and Principal                       Position with Offices                  Offices with
         Business Address*                      and Principal Underwriter                 Registrant
        -------------------                     -------------------------                ------------

Alvin B. Krongard                      Chief Executive Officer, Director                     None

Mayo A. Shattuck III                   President, Director                                   None

Benjamin Howell Griswold, IV           Chairman, Director                                    None

Beverly L. Wright                      Chief Financial Officer and Treasurer                 None

Robert F. Price                        Secretary and General Counsel                         None


---------------
*        135 East Baltimore Street, Baltimore, Maryland 21202

         (c)  Not applicable.

ARMATA FINANCIAL CORP.
----------------------

         (a) Armata Financial Corp. also acts as distributor for the ISI Managed Municipal Fund Shares, a class of Managed Municipal Fund, Inc., and North American Government Bond Fund, Inc., registered open-end investment companies.

         (b)

          Names and Principal                      Position and Offices                  Position and Offices
           Business Address*                    with Principal Underwriter                 with Registrant
          -------------------                   --------------------------               --------------------

Jack S. Griswold                          Chairman and Director                                  None

F. Barton Harvey, Jr.                     Director                                               None

John M. Prugh                             President and Director                                 None

E. Robert Kent, Jr.                       Director                                               None

Peter E. Bancroft                         Secretary                                              None

Timothy M. Gisriel                        Treasurer                                              None

---------------------
* 135 East Baltimore Street, Baltimore, Maryland 21202


(c)  Not applicable.

Item 30.          Location of Accounts and Records
                  --------------------------------
         With respect to each account, book or other document required to be maintained by Section 31(a) of the 1940 Act [15 U.S.C. 80a-30(a)] and the Rules [17 CFR 270.31a-1 to 31a-3] promulgated thereunder, furnish the name and address of each person maintaining physical possession of each such account, book or other document.

              Investment Company Capital Corp., 135 E. Baltimore Street, Baltimore, Maryland 21202, Registrant's administrator and transfer and dividend disbursing agent, maintains physical possession of each such account, book or other document of the Fund, except for those maintained by the Registrant's investment advisor, International Strategy and Investment Inc., 717 Fifth Avenue, New York, New York 10022 or by the Registrant's custodian, PNC Bank, 100 South Broad Street, Philadelphia, Pennsylvania 19103.

Item 31.          Management Services
                  -------------------

         Furnish a summary of the substantive provisions of any management related service contract not discussed in part A or Part B of this Form (because the contract was not believed to be of interest to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom, for the last three fiscal years.

         See Exhibit 8.

Item 32.          Undertakings
                  ------------

         Furnish the following undertakings in substantially the following form in all initial Registration Statements filed under the 1933 Act:

         (a)      Not applicable.

         (b)      Not applicable.

         (c) A copy of the Registrant's latest annual report to shareholders is available upon request, without charge by contacting the Registrant at (800) 767-3524 (for Flag Shares) or (800) 955-7175 (for ISI Shares).

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 13 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized in the City of Baltimore, in the State of Maryland, on the 23rd day of February 1996.


                                        TOTAL RETURN U.S. TREASURY
                                        FUND, INC.


                                        By: /s/ R. Alan Medaugh
                                            --------------------------------
                                            R. Alan Medaugh,
                                            President


         Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities on the date(s) indicated:

*/s/ Edward S. Hyman, Jr.           Director           February 23, 1996
-------------------------                              -----------------
Edward S. Hyman, Jr.                                   Date

*/s/ Richard T. Hale                Director           February 23, 1996
-------------------------                              -----------------
Richard T. Hale                                        Date

*/s/ W. James Price                 Director           February 23, 1996
------------------------                               -----------------
W. James Price                                         Date

*/s/ James J. Cunnane               Director           February 23, 1996
------------------------                               -----------------
James J. Cunnane                                       Date

*/s/ John F. Kroeger                Director           February 23, 1996
------------------------                               -----------------
John F. Kroeger                                        Date

*/s/ Louis E. Levy                  Director           February 23, 1996
------------------------                               -----------------
Louis E. Levy                                          Date

*/s/ Eugene J. McDonald             Director           February 23, 1996
------------------------                               -----------------
Eugene J. McDonald                                     Date

*/s/ Harry Woolf                    Director           February 23, 1996
------------------------                               -----------------
Harry Woolf                                            Date

 /s/ R. Alan Medaugh                President          February 23, 1996
------------------------                               -----------------
R. Alan Medaugh                                        Date

/s/ Joseph A. Finelli               Chief Financial    February 23, 1996
------------------------            and Accounting     -----------------
Joseph A. Finelli                   Officer            Date

* By: /s/ Brian C. Nelson
------------------------
      Brian C. Nelson
      Attorney-in-Fact

                                  EXHIBIT INDEX


EDGAR

Exhibit
Number                     Description
-------                    -----------

EX-99.B      (1)      (a)     Registrant's Articles of Incorporation, filed
                              herewith.

EX-99.B      (1)      (b)     Registrant's Articles Supplementary dated December
                              18, 1991, filed herewith.

EX-99.B      (1)      (c)     Registrant's Articles Supplementary dated December
                              15, 1993, filed herewith.

EX-99.B      (1)      (d)     Registrant's Articles Supplementary, filed
                              herewith.

EX-99.B      (2)      Registrant's By-Laws, filed herewith.


             (3)      None.

             (4)      (a)     Specimen Certificate of Common Stock, $.001 par
                              value with respect to Registrant's Flag Investors
                              Total Return U.S. Treasury Fund Class A Shares is hereby incorporated by reference to Pre-Effective
                              Amendment No. 4 to Registrant's Registration
                              Statement on Form N-1A (Registration No.
                              33-12179), filed with the Securities and Exchange
                              Commission on August 4, 1988.

                      (b) Specimen Certificate of Common Stock, $.001 par value with respect to Registrant's ISI Total Return U.S. Treasury Fund Shares is hereby incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A Registration No. 33-12179), filed with the Securities and Exchange
                              Commission on February 23, 1994.

                      (c) Specimen Certificate of Common Stock, $.001 par value with respect to Registrant's Flag Investors Total Return U.S. Treasury Fund Class B Shares (later renamed Class D Shares) is hereby incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission on February 23, 1994.

EX-99.B      (5)      Investment Advisory Agreement dated April 1, 1991
                      between Registrant and International Strategy and Investment Inc., filed herewith.

EX-99.B (6)  (a)      Distribution Agreement between Registrant and Alex.
                      Brown & Sons Incorporated with respect to Flag
                      Investors Total Return U.S. Treasury Fund Class A
                      Shares, filed herewith.

EX-99.B (6)  (b)      Registrant's Participating Dealer Agreement between
                      Alex. Brown & Sons Incorporated and Participating
                      Dealers with respect to Flag Investors Total Return U.S.
                      Treasury Fund Shares, filed herewith.

EX-99.B (6)  (c)      Form of Shareholder Servicing Agreement between
                      Registrant and Shareholder Servicing Agents, filed herewith.

EX-99.B (6)  (d)      Distribution Agreement dated November 30, 1990
                      between Registrant and Armata Financial Corp. with respect to ISI Total Return U.S. Treasury Fund Shares, filed herewith.

EX-99.B (6)  (e)      Form of Participating Dealer Agreement between
                      Armata Financial Corp. and Participating Dealers with respect to ISI Total Return U.S. Treasury Fund Shares, filed herewith.

             (7)      None.

EX-99.B      (8)      Custodian Agreement between Registrant and Provident
                      National Bank, filed herewith.

EX-99.B      (9)     (a) Master Services Agreement between
                         Registrant and Investment Company Capital Corp., with Appendices for the provision of Administration, Accounting and Transfer Agency Services, filed herewith.

EX-99.B      (9)     (b) License Agreement between Registrant and Alex.
                         Brown Incorporated, filed herewith.

EX-99.B      (10)     Opinion of Counsel, filed herewith.

EX-99.B      (11)     Consent of Deloitte & Touche LLP, filed herewith.


             (12)     None.

EX-99.B      (13)     Subscription Agreements between Registrant and Investors,
                      filed herewith.


             (14)     None.


EX-99.B      (15)     (a) Registrant's Distribution Plan for its Flag Investors
                          Total Return U.S. Treasury Fund Class A Shares, filed herewith.

EX-99.B      (15)     (b) Registrant's Distribution Plan for its ISI Class
                          of Shares, filed herewith.

EX-99.B      (16)     Schedule of Computation of Performance Quotations
                      (unaudited), filed herewith.

EX-99.B      (18)     Rule 18f-3 Plan, filed herewith.

EX-99.B      (24)     Powers of Attorney, filed herewith.


EX-27                 Financial Data Schedule, filed herewith.